UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00242

Natixis Funds Trust II

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of March 31, 2013 (Unaudited)

ASG Diversifying Strategies Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 81.9% of Net Assets

	Certificates of Deposit – 45.5%
$1,100,000	BNP Paribas, 0.090%, 4/01/2013	$1,100,000
4,000,000	Canadian Imperial Bank, 0.100%, 4/01/2013	4,000,000
4,000,000	Credit Agricole, 0.180%, 4/01/2013	4,000,000
4,000,000	National Bank of Kuwait, 0.160%, 4/04/2013	4,000,000
4,000,000	China Construction Bank Corp. (NY), 0.220%, 4/04/2013	4,000,000
3,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.210%, 5/21/2013	3,000,090
3,500,000	Bank of Montreal (IL), 0.170%, 5/22/2013	3,499,891
4,300,000	Mizuho Corporate Bank, 0.380%, 6/14/2013	4,301,208
3,500,000	Sumitomo Mitsui Trust, 0.350%, 7/11/2013(b)	3,500,917
3,500,000	Norinchukin Bank, 0.380%, 7/12/2013	3,500,924
3,300,000	National Australia Bank, 0.240%, 7/16/2013(b)	3,301,007
4,000,000	Deutsche Bank A.G., 0.390%, 9/13/2013	4,000,188
3,000,000	Westpac Banking Corp. (NY), 0.335%, 11/06/2013(b)(c)	3,000,894
4,000,000	Bank of Nova Scotia (TX), 0.320%, 2/13/2014	3,999,996

		49,205,115

	Financial Company Commercial Paper – 23.6%
5,000,000	Oversea-Chinese Banking Corp. Ltd., 0.180%, 4/08/2013(b)(d)	4,999,795
4,000,000	Barclays U.S. Funding, 0.150%, 4/12/2013(d)	3,999,817
5,000,000	Sinochem Co. Ltd., (Credit Support: ANZ Banking), 0.300%, 5/07/2013(b)(d)	4,999,070
3,500,000	United Overseas Bank Limited, 0.160%, 5/15/2013(d)	3,499,205
4,000,000	Societe Generale North America, 0.370%, 7/02/2013(d)	3,996,992
4,100,000	General Electric Capital Corp., 0.200%, 7/15/2013(d)	4,097,864

		25,592,743

	Commercial Paper – 9.1%
4,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.300%, 4/09/2013(d)	3,999,734
4,650,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 5/06/2013	4,650,093

Principal Amount	Description	Value (†)
	Commercial Paper – continued
$1,211,000	Tennessee School Bond Authority, 0.180%, 6/03/2013	$1,211,000

		9,860,827

	Other Notes – 3.7%
4,000,000	Wells Fargo, 0.330%, 4/17/2014(c)	4,000,380

	Total Short-Term Investments (Identified Cost $88,652,108)	88,659,065

	Total Investments – 81.9% (Identified Cost $88,652,108)(a)	88,659,065
	Other assets less liabilities – 18.1%	19,617,184

	Net Assets – 100.0%	$108,276,249

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2013, the value of the Fund’s investment in the Subsidiary was $9,467,454, representing 8.7% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid prices may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At March 31, 2013, the net unrealized appreciation on short-term investments based on a cost of $88,652,108 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,210
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(253)

Net unrealized appreciation	$6,957

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

At December 31, 2012, the Fund had a short-term capital loss carryforward of $32,033,613 with no expiration date and a long-term capital loss carryforward of $8,029,367 with no expiration date. At December 31, 2012, late-year ordinary and post-October loss deferrals were $4,066,141. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of March 31, 2013 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	6/19/2013	Australian Dollar	800,000	$828,121	$5,288
Buy	6/19/2013	British Pound	5,000,000	7,594,212	155,017
Sell	6/19/2013	British Pound	13,187,500	20,029,734	(245,482)
Buy	6/19/2013	Canadian Dollar	5,000,000	4,913,379	35,330
Sell	6/19/2013	Canadian Dollar	10,600,000	10,416,363	(126,550)
Buy	6/19/2013	Euro	1,375,000	1,763,521	(24,999)
Sell	6/19/2013	Euro	4,250,000	5,450,883	81,223
Buy	6/19/2013	Japanese Yen	525,000,000	5,580,132	21,048
Sell	6/19/2013	Japanese Yen	1,987,500,000	21,124,784	(454,530)
Buy	6/19/2013	New Zealand Dollar	7,800,000	6,492,964	127,852
Sell	6/19/2013	New Zealand Dollar	8,100,000	6,742,694	(122,142)
Buy	6/19/2013	Norwegian Krone	32,000,000	5,462,311	(92,044)
Sell	6/19/2013	Norwegian Krone	32,000,000	5,462,311	88,544
Buy	6/19/2013	Singapore Dollar	2,625,000	2,116,755	3,863
Sell	6/19/2013	Singapore Dollar	1,875,000	1,511,968	(11,441)
Buy	6/19/2013	Swedish Krona	88,000,000	13,482,127	(214,007)
Sell	6/19/2013	Swedish Krona	84,000,000	12,869,303	242,862
Buy	6/19/2013	Swiss Franc	17,750,000	18,716,482	35,203
Buy	6/19/2013	Swiss Franc	4,000,000	4,217,799	(18,345)
Sell	6/19/2013	Swiss Franc	7,500,000	7,908,373	37,586
Sell	6/19/2013	Swiss Franc	13,250,000	13,971,458	(9,717)
Sell	6/19/2013	Turkish Lira	300,000	164,163	(1,350)

Total					$(486,791)

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2013, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX-Index®	4/19/2013	62	$5,521,906	$(72,219)
ASX SPI 200™	6/20/2013	46	5,947,103	(9,709)
CAC 40®	4/19/2013	75	3,587,900	(32,514)
DAX	6/21/2013	52	12,998,800	(321,616)
E-mini Dow	6/21/2013	15	1,087,275	10,055
E-mini S&P 500®	6/21/2013	1	78,135	922
Euribor	9/16/2013	77	24,602,835	(20,045)
Euro Schatz	6/06/2013	498	70,743,243	67,028
EURO STOXX 50®	6/21/2013	94	3,077,416	(30,995)
Eurodollar	9/16/2013	530	132,009,750	(41,738)
FTSE 100 Index	6/21/2013	76	7,334,019	(46,769)
FTSE MIB	6/21/2013	43	4,144,166	(201,501)
FTSE/JSE Top 40 Index	6/20/2013	142	5,484,310	(113,715)
German Euro BOBL	6/06/2013	229	37,197,874	228,913
IBEX 35	4/19/2013	56	5,623,459	(434,228)
Mini-Russell 2000	6/21/2013	65	6,167,850	114,725
MSCI Singapore	4/29/2013	70	4,207,845	42,891
MSCI Taiwan Index	4/29/2013	115	3,270,600	34,500
OMXS30®	4/19/2013	263	4,802,695	46,413
S&P CNX Nifty Futures Index	4/25/2013	430	4,919,200	50,164
S&P/TSX 60 Index	6/20/2013	48	6,888,261	(36,761)
Sterling	9/18/2013	84	15,872,855	(13,599)
2 Year U.S. Treasury Note	6/28/2013	341	75,174,516	23,844
3 Year Australia Government Bond	6/17/2013	314	35,623,280	137,359
5 Year U.S. Treasury Note	6/28/2013	236	29,276,906	43,436
10 Year Australia Government Bond	6/17/2013	278	35,196,209	514,105
10 Year Canada Government Bond	6/19/2013	113	15,019,206	172,014
10 Year Japan Government Bond	6/11/2013	8	12,361,821	(37,393)
10 Year U.S. Treasury Note	6/19/2013	483	63,748,453	438,859
30 Year U.S. Treasury Bond	6/19/2013	75	10,835,156	145,413

Total				$657,839

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/19/2013	6	$287,025	$(7,380)
Brent Crude Oil	4/15/2013	15	1,650,300	(9,900)
Cocoa	5/15/2013	28	607,600	(22,400)
Corn	5/14/2013	77	2,676,712	(34,750)
Cotton	5/08/2013	39	1,724,970	69,440
Gas Oil	4/11/2013	10	915,500	(75,500)
Gasoline	4/30/2013	18	2,351,614	(24,419)
Heating Oil	4/30/2013	12	1,535,688	(14,263)
Light Sweet Crude Oil	4/22/2013	15	1,458,450	62,530
Natural Gas	4/26/2013	27	1,086,480	71,950
Soybean	5/14/2013	39	2,739,262	(55,087)
Soybean Meal	5/14/2013	57	2,306,220	(116,170)
Soybean Oil	5/14/2013	70	2,104,620	(40,404)
Wheat	5/14/2013	28	962,850	(68,938)
Zinc	6/19/2013	14	662,988	(44,625)

Total				$(309,916)

At March 31, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini NASDAQ 100	6/21/2013	6	$337,320	$(900)
German Euro Bund	6/06/2013	17	3,170,440	(26,150)
Hang Seng Index®	4/29/2013	2	287,483	(154)
TOPIX	6/14/2013	12	1,323,843	(62,867)
UK Long Gilt	6/26/2013	4	721,921	(13,189)

Total				$(103,260)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/19/2013	8	$382,700	$8,585
Coffee	5/20/2013	20	1,028,625	45,731
Copper High Grade	5/29/2013	1	85,050	2,275
Copper LME	6/19/2013	1	188,450	5,588
Live Cattle	6/28/2013	3	149,250	(1,200)
Nickel	6/19/2013	1	99,912	(342)
Sugar	4/30/2013	1	19,779	—

Total				$60,637

[2]	Commodity futures are held by ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$88,659,065	$—	$88,659,065
Forward Foreign Currency Contracts (unrealized appreciation)	—	833,816	—	833,816
Futures Contracts (unrealized appreciation)	2,336,740	—	—	2,336,740

Total	$2,336,740	$89,492,881	$—	$91,829,621

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,320,607)	$—	$(1,320,607)
Futures Contracts (unrealized depreciation)	(2,031,440)	—	—	(2,031,440)

Total	$(2,031,440)	$(1,320,607)	$—	$(3,352,047)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time rather than track the performance of any particular index. The Fund uses multiple quantitative investment models and strategies, each of which has an absolute return objective and may involve a broad range of market exposures. These market exposures, which are expected to change over time, may include exposures to the returns of equity and fixed income securities, currencies and commodities. Under normal market conditions, the Fund will make extensive use of a variety of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategies while also adding value through volatility management and correlation management. During the period ended March 31, 2013, the Fund used long and short contracts on short-term interest rates, U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investments in the Subsidiary), to capture the exposures suggested by the quantitative investment models. The Fund also used short contracts on U.S. and foreign equity market indices to hedge correlation to the global equity markets.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2013, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS AG	$(486,791)	$1,560,932

Derivatives are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk with respect to forward foreign currency contracts by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to these derivative contracts to one net amount payable by either the Fund or the counterparty.

As of March 31, 2013, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations, including cash held at or pledged to counterparties for initial/variation margin or as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding is $15,723,982 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $14,890,166.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral for forward foreign currency contracts is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the counterparties. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received or initial/variation margin pledged may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of March 31, 2013:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$833,816	$—	$—
Futures (unrealized appreciation)	1,770,971	—	299,670	266,099

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(1,320,607)	$—	$—
Futures (unrealized depreciation)	(152,113)	—	(1,363,949)	(515,378)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Investment Summary at March 31, 2013 (Unaudited)

Certificates of Deposit	45.5%
Financial Company Commercial Paper	23.6
Commercial Paper	9.1
Other Notes	3.7

Total Investments	81.9
Other assets less liabilities (including open forward foreign currency and futures contracts)	18.1

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of March 31, 2013 (Unaudited)

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 87.8% of Net Assets

	Certificates of Deposit – 52.4%
$50,800,000	Canadian Imperial Bank, 0.100%, 4/01/2013	$50,800,000
51,500,000	Credit Agricole, 0.180%, 4/01/2013	51,500,000
50,000,000	National Bank of Kuwait, 0.160%, 4/04/2013	50,000,000
51,000,000	China Construction Bank Corp. (NY), 0.220%, 4/04/2013	51,000,000
50,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.210%, 5/21/2013	50,001,500
50,000,000	Bank of Montreal (IL), 0.170%, 5/22/2013	49,998,450
25,000,000	Mizuho Corporate Bank, 0.380%, 6/14/2013	25,007,025
27,000,000	Norinchukin Bank, 0.380%, 7/08/2013	27,006,858
50,000,000	Sumitomo Mitsui Trust, 0.350%, 7/11/2013(b)	50,013,100
23,000,000	Norinchukin Bank, 0.380%, 7/12/2013(b)	23,006,072
50,000,000	National Australia Bank, 0.240%, 7/16/2013	50,015,250
50,000,000	Deutsche Bank A.G., 0.390%, 9/13/2013	50,002,350
50,000,000	Westpac Banking Corp. (NY), 0.335%, 11/06/2013(b)(c)	50,014,900
20,000,000	Toronto Dominion Bank, 0.330%, 11/07/2013	20,009,900
40,000,000	Bank of Nova Scotia (TX), 0.320%, 2/13/2014(b)	39,999,960

		638,375,365

	Financial Company Commercial Paper – 24.9%
10,000,000	Oversea-Chinese Banking Corp. Ltd., 0.180%, 4/08/2013(d)	9,999,590
50,000,000	Barclays U.S. Funding, 0.150%, 4/12/2013(d)	49,997,708
38,000,000	Sinochem Co. Ltd., (Credit Support: ANZ Banking), 0.180%, 4/26/2013(d)	37,995,250
12,000,000	Sinochem Co. Ltd., (Credit Support: ANZ Banking), 0.300%, 5/07/2013(d)	11,997,768
50,000,000	United Overseas Bank Limited, 0.160%, 5/15/2013(d)	49,988,650
24,500,000	Oversea-Chinese Banking Corp. Ltd., 0.210%, 6/25/2013(d)	24,486,746
50,000,000	Societe Generale North America, 0.370%, 7/02/2013(b)(d)	49,962,400
50,000,000	General Electric Capital Corp., 0.230%, 7/15/2013(b)(d)	49,973,950
19,200,000	ICICI Bank Ltd., (Credit Support: Wells Fargo), 0.300%, 7/23/2013(b)(d)	19,185,158

		303,587,220

Principal Amount	Description	Value (†)
	Commercial Paper – 6.8%
$25,300,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.300%, 4/05/2013(d)	$25,299,157
22,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.300%, 4/09/2013(d)	21,998,533
35,250,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 5/06/2013	35,250,705

		82,548,395

	Other Notes – 3.7%
20,000,000	JPMorgan Chase Bank NA, 0.361%, 4/07/2014(c)	19,995,840
25,000,000	Wells Fargo, 0.330%, 4/17/2014(c)	25,002,375

		44,998,215

	Total Short-Term Investments (Identified Cost $1,069,417,390)	1,069,509,195

	Total Investments – 87.8% (Identified Cost $1,069,417,390)(a)	1,069,509,195
	Other assets less liabilities – 12.2%	148,003,695

	Net Assets – 100.0%	$1,217,512,890

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2013, the value of the Fund’s investment in the Subsidiary was $78,924,852, representing 6.5% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid prices may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At March 31, 2013, the net unrealized appreciation on short-term investments based on a cost of $1,069,417,390 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$100,294
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,489)

Net unrealized appreciation	$91,805

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of March 31, 2013 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	6/19/2013	Australian Dollar	25,100,000	$25,982,310	$(490,474)
Buy	6/19/2013	British Pound	53,562,500	81,352,995	1,660,618
Buy	6/19/2013	Canadian Dollar	21,500,000	21,127,529	256,681
Buy	6/19/2013	Euro	131,125,000	168,175,781	(2,384,014)
Sell	6/19/2013	Euro	56,625,000	72,625,004	1,243,552
Sell	6/19/2013	Euro	35,125,000	45,049,947	(132,353)
Sell	6/19/2013	Japanese Yen	23,012,500,000	244,595,775	(4,164,337)
Buy	6/19/2013	Swedish Krona	168,000,000	25,738,606	(421,171)
Buy	6/19/2013	Swiss Franc	92,250,000	97,272,982	172,266

Total					$(4,259,232)

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2013, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	6/21/2013	1,311	$327,719,751	$(7,541,401)
E-mini S&P 500®	6/21/2013	1,684	131,579,340	1,861,390
Eurodollar	9/16/2013	20,673	5,149,127,475	(1,079,637)
FTSE 100 Index	6/21/2013	1,057	102,000,766	(680,220)
German Euro Bund	6/06/2013	1,001	186,682,968	2,640,151
Hang Seng Index®	4/29/2013	330	47,434,670	187,052
TOPIX	6/14/2013	1,139	125,654,804	5,380,740

Financial Futures (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
UK Long Gilt	6/26/2013	1,085	$195,821,057	$5,812,275
10 Year Japan Government Bond	6/11/2013	151	233,329,367	1,042,652
10 Year U.S. Treasury Note	6/19/2013	1,848	243,907,125	1,192,328

Total				$8,815,330

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/19/2013	480	$22,962,000	$(969,000)
Brent Crude Oil	4/15/2013	396	43,567,920	(261,360)
Copper LME	6/19/2013	340	64,073,000	(1,899,750)
Gas Oil	4/11/2013	186	17,028,300	(1,404,300)
Heating Oil	4/30/2013	42	5,374,908	(49,921)
Light Sweet Crude Oil	4/22/2013	696	67,672,080	3,278,160
Natural Gas	4/26/2013	152	6,116,480	509,200
Zinc	6/19/2013	4	189,425	(12,750)

Total				$(809,721)

At March 31, 2013, open short futures contracts were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/19/2013	485	$23,201,188	$365,928
Copper LME	6/19/2013	606	114,200,700	2,349,976
Gold	6/26/2013	476	75,955,320	590,240
Nickel	6/19/2013	296	29,573,952	(101,232)

Total				$3,204,912

[2]	Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$1,069,509,195	$—	$1,069,509,195
Forward Foreign Currency Contracts (unrealized appreciation)	—	3,333,117	—	3,333,117
Futures Contracts (unrealized appreciation)	25,210,092	—	—	25,210,092

Total	$25,210,092	$1,072,842,312	$—	$1,098,052,404

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(7,592,349)	$—	$(7,592,349)
Futures Contracts (unrealized depreciation)	(13,999,571)	—	—	(13,999,571)

Total	$(13,999,571)	$(7,592,349)	$—	$(21,591,920)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended March 31, 2013, the Fund used long contracts on U.S. and foreign equity market indices, foreign government bonds, and short-term interest rates, and long and short contracts on U.S. Government Bonds, commodities (through investments in the Subsidiary) and foreign currencies in accordance with these objectives.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2013, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS AG	$(4,259,232)	$14,459,673

Derivatives are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk with respect to forward foreign currency contracts by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to these derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2013, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations, including cash held at or pledged to counterparties for initial/variation margin or as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding is $112,767,354 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $109,434,237.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral for forward foreign currency contracts is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the counterparties. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to the Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received or initial/variation margin pledged may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of March 31, 2013:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$3,333,117	$—	$—
Futures (unrealized appreciation)	10,687,406	—	7,429,182	7,093,504

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(7,592,349)	$—	$—
Futures (unrealized depreciation)	(1,079,638)	—	(8,221,620)	(4,698,313)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Investment Summary at March 31, 2013 (Unaudited)

Certificates of Deposit	52.4%
Financial Company Commercial Paper	24.9
Commercial Paper	6.8
Other Notes	3.7

Total Investments	87.8
Other assets less liabilities (including open forward foreign currency and futures contracts)	12.2

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of March 31, 2013 (Unaudited)

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 82.9% of Net Assets

	Certificates of Deposit – 51.5%
$ 28,900,000	Canadian Imperial Bank, 0.100%, 4/01/2013	$28,900,000
29,000,000	Credit Agricole, 0.180%, 4/01/2013	29,000,000
29,000,000	National Bank of Kuwait, 0.160%, 4/04/2013	29,000,000
21,000,000	China Construction Bank Corp. (NY), 0.220%, 4/04/2013	21,000,000
29,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.210%, 5/21/2013	29,000,870
25,000,000	Bank of Montreal (IL), 0.170%, 5/22/2013	24,999,225
25,000,000	Mizuho Corporate Bank, 0.380%, 6/14/2013(b)	25,007,025
19,000,000	Norinchukin Bank, 0.380%, 7/08/2013(b)	19,004,826
29,000,000	Sumitomo Mitsui Trust, 0.350%, 7/11/2013(b)	29,007,598
10,000,000	Norinchukin Bank, 0.380%, 7/12/2013(b)	10,002,640
29,000,000	National Australia Bank, 0.240%, 7/16/2013	29,008,845
29,000,000	Deutsche Bank A.G., 0.390%, 9/13/2013	29,001,363
25,050,000	Westpac Banking Corp. (NY), 0.335%, 11/06/2013(b)(c)	25,057,465
15,000,000	Toronto Dominion Bank, 0.330%, 11/07/2013(b)	15,007,425
33,000,000	Bank of Nova Scotia (TX), 0.320%, 2/13/2014(b)	32,999,967

		375,997,249

	Financial Company Commercial Paper – 22.9%
10,000,000	Oversea-Chinese Banking Corp. Ltd., 0.180%, 4/08/2013(d)	9,999,590
30,000,000	Barclays U.S. Funding, 0.150%, 4/12/2013(d)	29,998,625
9,000,000	Sinochem Co. Ltd., (Credit Support: ANZ Banking), 0.180%, 4/26/2013(d)	8,998,875
20,000,000	Sinochem Co. Ltd., (Credit Support: ANZ Banking), 0.300%, 5/07/2013(d)	19,996,280
29,000,000	United Overseas Bank Limited, 0.160%, 5/15/2013(d)	28,993,417
15,200,000	Oversea-Chinese Banking Corp. Ltd., 0.210%, 6/25/2013(d)	15,191,777
25,000,000	Societe Generale North America, 0.370%, 7/02/2013(d)	24,981,200
29,000,000	General Electric Capital Corp., 0.230%, 7/15/2013(d)	28,984,891

		167,144,655

Principal Amount	Description	Value (†)
	Commercial Paper – 5.8%
$22,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.300%, 4/09/2013(d)	$21,998,533
20,000,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 5/06/2013	20,000,400

		41,998,933

	Other Notes – 2.7%
5,000,000	JPMorgan Chase Bank NA, 0.361%, 4/07/2014(c)	4,998,960
15,000,000	Wells Fargo, 0.330%, 4/17/2014(c)	15,001,425

		20,000,385

	Total Short-Term Investments (Identified Cost $605,084,143)	605,141,222

	Total Investments – 82.9% (Identified Cost $605,084,143)(a)	605,141,222
	Other assets less liabilities – 17.1%	125,005,319

	Net Assets – 100.0%	$730,146,541

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2013, the value of the Fund’s investment in the Subsidiary was $23,188,193, representing 3.2% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid prices may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At March 31, 2013, the net unrealized appreciation on short-term investments based on a cost of $605,084,143 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$60,585
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,506)

Net unrealized appreciation	$57,079

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

At December 31, 2012, the Fund had a short-term capital loss carryforward of $46,702,235 with no expiration date and a long-term capital loss carryforward of $30,123,466 with no expiration date. At December 31, 2012, late-year ordinary and post-October capital loss deferrals were $3,927,824. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of March 31, 2013 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	6/19/2013	Australian Dollar	10,600,000	$10,972,609	$(207,133)
Buy	6/19/2013	Australian Dollar	8,500,000	8,798,790	24,779
Buy	6/19/2013	Australian Dollar	12,200,000	12,628,852	(75,610)
Buy	6/19/2013	British Pound	12,312,500	18,700,747	42,611
Sell	6/19/2013	British Pound	29,062,500	44,141,356	(872,830)
Buy	6/19/2013	Canadian Dollar	9,200,000	9,040,617	80,515
Sell	6/19/2013	Canadian Dollar	37,900,000	37,243,412	(452,474)
Buy	6/19/2013	Euro	9,000,000	11,543,047	(163,631)
Sell	6/19/2013	Euro	17,625,000	22,605,134	366,784
Buy	6/19/2013	Japanese Yen	900,000,000	9,565,940	36,083
Buy	6/19/2013	Japanese Yen	975,000,000	10,363,102	(6,459)
Sell	6/19/2013	Japanese Yen	3,862,500,000	41,053,826	(859,677)
Buy	6/19/2013	New Zealand Dollar	39,500,000	32,881,036	442,124
Sell	6/19/2013	New Zealand Dollar	13,300,000	11,071,336	(200,555)
Buy	6/19/2013	Norwegian Krone	2,000,000	341,394	(6,000)
Sell	6/19/2013	Norwegian Krone	74,000,000	12,631,593	39,937
Buy	6/19/2013	Singapore Dollar	47,000,000	37,899,990	69,162
Buy	6/19/2013	Singapore Dollar	13,000,000	10,482,976	(5,691)
Sell	6/19/2013	Singapore Dollar	50,375,000	40,621,532	(261,543)
Buy	6/19/2013	Swedish Krona	152,000,000	23,287,310	(381,060)
Sell	6/19/2013	Swedish Krona	78,000,000	11,950,067	52,902
Sell	6/19/2013	Swiss Franc	6,875,000	7,249,342	38,060
Sell	6/19/2013	Swiss Franc	9,000,000	9,490,047	(8,259)
Buy	6/19/2013	Turkish Lira	17,400,000	9,521,472	(7,459)
Sell	6/19/2013	Turkish Lira	35,400,000	19,371,270	(58,853)

Total					$(2,374,277)

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2013, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX-Index®	4/19/2013	641	$57,089,378	$(582,858)
ASX SPI 200™	6/20/2013	596	77,053,773	(820,062)
CAC 40®	4/19/2013	985	47,121,091	(1,420,451)
DAX	6/21/2013	233	58,244,624	(1,441,089)
E-mini Dow	6/21/2013	1,159	84,010,115	1,380,550
E-mini NASDAQ 100	6/21/2013	1,095	61,560,900	341,996
E-mini S&P 500®	6/21/2013	819	63,992,565	1,021,703
Euribor	9/16/2013	5,518	1,763,096,638	(710,546)
Euro Schatz	6/06/2013	8,558	1,215,704,159	855,507
EURO STOXX 50®	6/21/2013	1,324	43,345,733	(1,321,793)
Eurodollar	9/16/2013	5,170	1,287,717,750	(491,262)
FTSE 100 Index	6/21/2013	626	60,409,157	(385,226)
FTSE/JSE Top 40 Index	6/20/2013	1,312	50,671,939	(910,081)
FTSE MIB	6/21/2013	172	16,576,664	(789,883)
German Euro BOBL	6/06/2013	3,842	624,079,618	2,457,936
German Euro Bund	6/06/2013	1,798	335,320,655	3,361,884
Hang Seng Index®	4/29/2013	211	30,329,441	119,600
IBEX 35	4/19/2013	396	39,765,888	(3,336,793)
Mini-Russell 2000	6/21/2013	705	66,897,450	1,246,205
MSCI Singapore	4/29/2013	1,047	62,937,332	476,075
MSCI Taiwan Index	4/29/2013	1,564	44,480,160	469,200
Nikkei 225™	6/14/2013	449	59,144,845	3,407,925
OMXS30®	4/19/2013	3,660	66,835,979	673,181
S&P/TSX 60 Index	6/20/2013	411	58,980,735	(314,019)
S&P CNX Nifty Futures Index	4/25/2013	1,638	18,738,720	194,436
Sterling	9/18/2013	6,958	1,314,801,530	(810,512)
TOPIX	6/14/2013	637	70,274,021	3,519,106
UK Long Gilt	6/26/2013	1,047	188,962,808	2,172,540
2 Year U.S. Treasury Note	6/28/2013	6,321	1,393,484,209	434,231
3 Year Australia Government Bond	6/17/2013	774	87,810,253	338,586
5 Year U.S. Treasury Note	6/28/2013	3,184	394,990,127	461,814
10 Year Australia Government Bond	6/17/2013	356	45,071,405	711,888
10 Year Canada Government Bond	6/19/2013	1,907	253,465,709	1,306,787
10 Year Japan Government Bond	6/11/2013	431	665,993,095	2,015,297
10 Year U.S. Treasury Note	6/19/2013	1,639	216,322,391	565,656
30 Year U.S. Treasury Bond	6/19/2013	499	72,089,906	358,656

Total				$14,556,184

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil	4/15/2013	77	$8,471,540	$(50,820)
Corn	5/14/2013	394	13,696,425	(375,562)
Cotton	5/08/2013	636	28,130,280	707,965
Gasoline	4/30/2013	151	19,727,425	(204,847)
Light Sweet Crude Oil	4/22/2013	147	14,292,810	425,280
Natural Gas	4/26/2013	289	11,629,360	287,070
Soybean	5/14/2013	247	17,348,663	(492,062)
Soybean Meal	5/14/2013	415	16,790,900	(745,000)
Soybean Oil	5/14/2013	380	11,425,080	(356,232)
Wheat	5/14/2013	20	687,750	(36,000)
Zinc	6/19/2013	297	14,064,806	(946,688)

Total				$(1,786,896)

At March 31, 2013, open short futures contracts were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/19/2013	181	$8,658,587	$66,194
Cocoa	5/15/2013	255	5,533,500	(252,030)
Coffee	5/20/2013	348	17,898,075	221,831
Copper High Grade	5/29/2013	196	16,669,800	643,787
Copper LME	6/19/2013	106	19,975,700	657,894
Gas Oil	4/11/2013	12	1,098,600	(20,100)
Gold	6/26/2013	14	2,233,980	17,360
KC Wheat	5/14/2013	239	8,684,663	614,925
Live Cattle	6/28/2013	568	28,258,000	(692,950)
Nickel	6/19/2013	58	5,794,896	(1,020)
Silver	5/29/2013	99	14,019,885	215,820
Sugar	4/30/2013	504	9,968,717	231,437
Zinc	6/19/2013	312	14,775,150	511,552

Total				$2,214,700

[2]	Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$605,141,222	$—	$605,141,222
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,192,957	—	1,192,957
Futures Contracts (unrealized appreciation)	32,491,874	—	—	32,491,874

Total	$32,491,874	$606,334,179	$—	$638,826,053

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(3,567,234)	$—	$(3,567,234)
Futures Contracts (unrealized depreciation)	(17,507,886)	—	—	(17,507,886)

Total	$(17,507,886)	$(3,567,234)	$—	$(21,075,120)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a proprietary quantitative model to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of trends in a particular asset class. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to the returns of U.S. and non-U.S. equity and fixed income securities indices, currencies and commodities. During the period ended March 31, 2013, the Fund used long contracts on U.S. and foreign equity market indices and U.S. government bonds and long and short contracts on foreign government bonds, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates in accordance with these objectives.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2013, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS AG	$(2,374,277)	$7,491,083

Derivatives are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk with respect to forward foreign currency contracts by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2013, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations, including cash held at or pledged to counterparties for initial/variation margin or as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding is $142,158,383 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $140,965,426.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral for forward foreign currency contracts is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the counterparties. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to the Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received or initial/variation margin pledged may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of March 31, 2013:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$1,192,957	$—	$—
Futures (unrealized appreciation)	15,040,782	—	12,849,977	4,601,115

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(3,567,234)	$—	$—
Futures (unrealized depreciation)	(2,012,320)	—	(11,322,255)	(4,173,311)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Investment Summary at March 31, 2013 (Unaudited)

Certificates of Deposit	51.5%
Financial Company Commercial Paper	22.9%
Commercial Paper	5.8%
Other Notes	2.7%

Total Investments	82.9%
Other Assets Less Liabilities (including open forward foreign currency and futures contracts)	17.1%

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of March 31, 2013 (Unaudited)

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)
Common Stocks – 95.7% of Net Assets

	Aerospace & Defense – 3.4%
56,100	Boeing Co. (The)	$4,816,185

	Air Freight & Logistics – 3.4%
49,100	FedEx Corp.	4,821,620

	Auto Components – 6.3%
43,400	Autoliv, Inc.	3,000,676
85,900	Delphi Automotive PLC	3,813,960
40,700	TRW Automotive Holdings Corp.(b)	2,238,500

		9,053,136

	Automobiles – 1.5%
20,800	Toyota Motor Corp., Sponsored ADR	2,134,912

	Capital Markets – 7.7%
6,000	BlackRock, Inc.	1,541,280
32,400	Franklin Resources, Inc.	4,886,244
31,200	Goldman Sachs Group, Inc. (The)	4,591,080

		11,018,604

	Commercial Banks – 5.0%
193,100	Wells Fargo & Co.	7,142,769

	Consumer Finance – 2.1%
54,400	Capital One Financial Corp.	2,989,280

	Diversified Financial Services – 6.5%
57,600	CME Group, Inc., Class A	3,536,064
123,100	JPMorgan Chase & Co.	5,842,326

		9,378,390

	Electrical Equipment – 1.7%
27,900	Rockwell Automation, Inc.	2,409,165

	Energy Equipment & Services – 2.6%
52,200	National Oilwell Varco, Inc.	3,693,150

	Health Care Equipment & Supplies – 1.0%
31,700	Medtronic, Inc.	1,488,632

	Hotels, Restaurants & Leisure – 6.2%
106,100	Marriott International, Inc., Class A	4,480,603
22,600	McDonald’s Corp.	2,252,994
33,400	Starwood Hotels & Resorts Worldwide, Inc.	2,128,582

		8,862,179

	Insurance – 3.0%
111,000	American International Group, Inc.(b)	4,309,020

	Internet Software & Services – 0.8%
1,400	Google, Inc., Class A(b)	1,111,642

Shares	Description	Value (†)
Common Stocks – continued

	IT Services – 7.1%
11,300	MasterCard, Inc., Class A	$6,114,769
23,800	Visa, Inc., Class A	4,042,192

		10,156,961

	Machinery – 8.3%
20,300	Caterpillar, Inc.	1,765,491
28,400	Cummins, Inc.	3,289,004
83,500	Illinois Tool Works, Inc.	5,088,490
18,400	Parker Hannifin Corp.	1,685,072

		11,828,057

	Media – 4.3%
79,600	Comcast Corp., Special Class A	3,153,752
39,900	Omnicom Group, Inc.	2,350,110
11,600	Walt Disney Co. (The)	658,880

		6,162,742

	Multiline Retail – 1.4%
33,000	Family Dollar Stores, Inc.	1,948,650

	Oil, Gas & Consumable Fuels – 2.4%
38,500	ExxonMobil Corp.	3,469,235

	Semiconductors & Semiconductor Equipment – 11.7%
340,000	Applied Materials, Inc.	4,583,200
310,000	Intel Corp.	6,773,500
61,700	Lam Research Corp.(b)	2,558,082
82,300	Texas Instruments, Inc.	2,920,004

		16,834,786

	Software – 3.9%
172,400	Oracle Corp.	5,575,416

	Specialty Retail – 4.4%
17,900	Advance Auto Parts, Inc.	1,479,435
49,600	CarMax, Inc.(b)	2,068,320
39,600	Tiffany & Co.	2,753,784

		6,301,539

	Textiles, Apparel & Luxury Goods – 1.0%
25,400	NIKE, Inc., Class B	1,498,854

	Total Common Stocks (Identified Cost $104,376,603)	137,004,924

Principal Amount
Short-Term Investments – 4.6%
$6,571,387	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/28/2013 at 0.000% to be repurchased at $6,571,387 on 4/01/2013 collateralized by $6,715,000 U.S Treasury Note, 0.250% due 9/15/2015 valued at $6,706,606 including accrued interest(c) (Identified Cost $6,571,387)	6,571,387

Description	Value (†)
Total Investments – 100.3% (Identified Cost $110,947,990)(a)	$143,576,311
Other assets less liabilities – (0.3)%	(394,180)

Net Assets – 100.0%	$143,182,131

(†)	Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid prices may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2013, the net unrealized appreciation on investments based on a cost of $110,947,990 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$32,628,321
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	—

Net unrealized appreciation	$32,628,321

At December 31, 2012, the Fund had a short-term capital loss carryforward of $6,087,105 of which $5,297,011 expires on December 31, 2017 and $790,094 expires on December 31, 2018. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Non-income producing security.
(c)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$137,004,924	$—	$—	$137,004,924
Short-Term Investments	—	6,571,387	—	6,571,387

Total	$137,004,924	$6,571,387	$—	$143,576,311

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

Industry Summary at March 31, 2013 (Unaudited)

Semiconductors & Semiconductor Equipment	11.7%
Machinery	8.3
Capital Markets	7.7
IT Services	7.1
Diversified Financial Services	6.5
Auto Components	6.3
Hotels, Restaurants & Leisure	6.2
Commercial Banks	5.0
Specialty Retail	4.4
Media	4.3
Software	3.9
Air Freight & Logistics	3.4
Aerospace & Defense	3.4
Insurance	3.0
Energy Equipment & Services	2.6
Oil, Gas & Consumable Fuels	2.4
Consumer Finance	2.1
Other Investments, less than 2% each	7.4
Short-Term Investments	4.6

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of March 31, 2013 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 69.2% of Net Assets

Non-Convertible Bonds – 65.6%

	ABS Home Equity – 6.0%
$1,821,893	Banc of America Funding Corp., Series 2004-B, Class 4A2, 2.975%, 11/20/2034(b)	$1,651,666
950,362	Banc of America Funding Corp., Series 2008-R4, Class 1A4, 0.652%, 7/25/2037, 144A(b)	588,666
1,047,981	Bear Stearns ARM Trust, Series 2004-6, Class 2A1, 3.135%, 9/25/2034(b)	979,269
1,528,847	Bella Vista Mortgage Trust, Series 2005-1, Class 2A, 0.475%, 2/22/2035(b)	1,175,459
756,601	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	650,595
1,437,760	CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A3, 6.000%, 6/25/2037	1,239,728
2,352,417	CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1, 6.000%, 10/25/2037	2,089,363
1,361,577	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.414%, 5/25/2035(b)	1,029,907
953,106	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	656,535
1,070,315	Countrywide Alternative Loan Trust, Series 2007-4, Class 1A7, 5.750%, 4/25/2037	909,341
285,394	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.718%, 9/20/2034(b)	271,530
1,821,558	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.713%, 4/25/2035(b)	1,128,798
572,306	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.474%, 4/25/2035(b)	424,741
2,168,192	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-13, Class A3, 5.500%, 6/25/2035(c)	2,173,606
1,896,450	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, 2.764%, 6/25/2034(b)	1,867,486
481,426	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 3A4, 5.250%, 5/25/2028	497,618
1,507,041	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035	1,313,598
859,992	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1, 6.500%, 10/25/2021	719,190
2,497,939	Fremont Home Loan Trust, Series 2006-D, Class 2A3, 0.354%, 11/25/2036(b)	1,080,811
2,519,111	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.403%, 6/19/2035(b)(c)	2,471,074
1,134,215	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.586%, 7/19/2035(b)	1,044,970
341,717	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.127%, 12/25/2034(b)	297,852
1,147,961	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.045%, 7/25/2035(b)	1,055,303
2,073,631	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	1,809,115
209,200	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 0.553%, 1/19/2035(b)	141,943

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Home Equity – continued
$1,789,075	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.974%, 12/19/2035(b)	$1,531,478
2,648,367	Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A, 0.314%, 5/25/2037(b)	1,703,800
1,285,895	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 0.984%, 12/25/2034(b)	978,454
1,295,954	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.524%, 7/25/2045(b)	1,090,427
1,017,003	JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A1, 0.364%, 12/25/2036(b)	679,501
2,214,161	Lehman XS Trust, Series 2006-12N, Class A2A1, 0.354%, 8/25/2046(b)	2,179,060
2,910,483	Lehman XS Trust, Series 2006-4N, Class A2A, 0.424%, 4/25/2046(b)	2,049,262
2,069,735	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.324%, 7/25/2037(b)(d)	1,289,784
985,367	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 5.269%, 5/25/2034(b)	934,034
965,979	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.990%, 4/25/2036(b)	892,002
696,409	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.364%, 1/25/2047(b)	486,906
2,282,966	MASTR Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1, 0.444%, 5/25/2037(b)	1,569,096
2,463,836	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	1,838,618
536,327	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.274%, 5/25/2036(b)	534,590
1,522,950	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	1,424,271
2,800,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(c)	2,816,428
341,683	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.936%, 10/25/2035(b)	338,504
3,129,206	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035(c)	2,664,775
1,334,387	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	1,378,298
771,192	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.514%, 7/25/2035(b)	576,544
585,237	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.571%, 9/25/2046(b)	514,478
302,890	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 0.984%, 12/25/2046(b)	267,964
573,146	Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 1A9, 4.560%, 10/25/2033(b)	573,219
773,518	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	800,174
901,862	Wells Fargo Mortgage Backed Securities Trust, Series 2005-12, Class 1A2, 5.500%, 11/25/2035	924,934

		57,304,765

	ABS Other – 0.5%
2,224,523	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	2,283,390

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Other – continued
$730,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	$741,042
425,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	427,679
846,695	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	869,441

		4,321,552

	Aerospace & Defense – 1.6%
9,203,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A(c)	8,091,480
1,835,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,729,488
5,905,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A(c)	5,344,025

		15,164,993

	Airlines – 2.2%
2,900,000	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027, 144A	2,948,937
680,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	707,200
505,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	527,725
965,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	969,825
2,289,043	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	2,529,393
113,709	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	118,826
1,985,088	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,248,112
5,160,000	Doric Nimrod Air Finance Alpha Ltd., Pass Through Trust, Series 2012-1, Class A, 5.125%, 11/30/2024, 144A(c)	5,547,000
1,868,106	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	2,143,652
1,615,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	1,804,763
1,310,000	US Airways Pass Through Trust, Series 2012-2A, Class A , 4.625%, 12/03/2026	1,365,675

		20,911,108

	Automotive – 1.2%
3,000,000	Ford Credit Canada Ltd., 4.875%, 3/17/2014, (CAD)(c)	3,036,442
8,500,000	Toyota Motor Credit Corp., MTN, 0.430%, 3/10/2015(b)(c)	8,508,152

		11,544,594

	Banking – 4.9%
1,500,000,000	Banco Santander Chile, 6.500%, 9/22/2020, 144A, (CLP)(c)	3,133,616
3,950,000	Barclays Bank PLC, EMTN, 6.000%, 1/14/2021, (EUR)(c)	5,541,794

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Banking – continued
600,000	GMAC International Finance BV, 7.500%, 4/21/2015, (EUR)	$837,346
7,920,000	Intesa Sanpaolo S.p.A., 6.500%, 2/24/2021, 144A	8,160,847
5,285,000	Lloyds TSB Bank PLC, EMTN, 6.500%, 3/24/2020, (EUR)(c)	7,483,433
3,105,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022(c)	3,211,495
2,000,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)(c)	2,561,361
1,950,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)(c)	2,699,578
4,500,000	Societe Generale, S.A., (fixed rate to 9/04/2019, variable rate thereafter), 9.375%, 9/29/2049, (EUR)(c)	6,547,053
6,600,000	Standard Chartered PLC, 3.950%, 1/11/2023, 144A(c)	6,573,197

		46,749,720

	Brokerage – 0.4%
3,250,000	Jefferies Group LLC, 5.125%, 1/20/2023(c)	3,441,022

	Building Materials – 0.9%
2,400,000	Odebrecht Finance Ltd., 7.125%, 6/26/2042, 144A(c)	2,718,000
5,960,000	Owens Corning, 4.200%, 12/15/2022(c)	6,095,572

		8,813,572

	Chemicals – 0.9%
3,170,000	Hercules, Inc., 6.500%, 6/30/2029(c)	2,853,000
5,630,000	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 8/01/2019, 144A(c)(e)	5,686,300

		8,539,300

	Collateralized Mortgage Obligations – 0.2%
45,653,311	Government National Mortgage Association, Series 2010-83, Class IO, 1.018%, 7/16/2050(b)(f)	2,244,408

	Commercial Mortgage-Backed Securities – 3.5%
950,000	Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class E, 5.822%, 5/11/2039, 144A(b)	965,303
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.548%, 4/15/2044, 144A(b)(c)	4,832,619
2,376,607	CW Capital Cobalt Ltd., Series 2006-C1, Class AM, 5.254%, 8/15/2048(c)	2,552,863
5,109,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(b)(c)	5,415,627
3,430,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.053%, 12/05/2031, 144A(b)(c)	3,560,244
4,340,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.787%, 8/10/2045(b)(c)	4,361,361

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Commercial Mortgage-Backed Securities – continued
$1,520,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	$1,621,962
1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class E, 5.254%, 9/15/2047, 144A(b)	1,360,813
2,125,000	Morgan Stanley Capital I, Series 2011-C2, Class E, 5.317%, 6/15/2044, 144A(b)	2,218,619
1,325,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.575%, 4/12/2049(b)	1,445,811
5,175,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.465%, 2/15/2044, 144A(b)(c)	5,397,903

		33,733,125

	Construction Machinery – 1.8%
17,660,000	Caterpillar Financial Services Corp., MTN, 0.527%, 2/26/2016(b)(c)	17,675,435

	Consumer Products – 0.2%
1,450,000	Avon Products, Inc., 4.600%, 3/15/2020	1,506,221

	Diversified Manufacturing – 1.0%
3,000,000	Mcron Finance Sub LLC/Mcron Finance Corp., 8.375%, 5/15/2019, 144A(c)	3,315,000
1,100,000	Milacron LLC/Mcron Finance Corp., 7.750%, 2/15/2021, 144A	1,137,125
4,500,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A(c)	4,871,250

		9,323,375

	Electric – 2.8%
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)	2,188,078
3,300,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	3,140,600
800,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	826,165
5,510,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020, 144A(c)	6,198,750
7,570,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.750%, 3/01/2022, 144A(c)	8,705,500
5,320,000	Georgia Power Co., 0.600%, 3/15/2016(b)	5,323,080

		26,382,173

	Financial Other – 0.7%
1,625,000	Aviation Capital Group Corp., 4.625%, 1/31/2018, 144A	1,676,478
585,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	650,551
4,400,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	4,228,400

		6,555,429

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Food & Beverage – 1.6%
$800,000	Alicorp SAA, 3.875%, 3/20/2023, 144A	$798,000
4,600,000	BRF—Brazil Foods S.A., 5.875%, 6/06/2022, 144A(c)	5,117,500
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	1,173,475
3,500,000	General Mills, Inc., Series FRN, 0.601%, 1/29/2016(b)(c)	3,502,989
4,455,000	Hawk Acquisition Sub, Inc., 4.250%, 10/15/2020, 144A	4,460,569

		15,052,533

	Government Owned—No Guarantee – 1.5%
8,000,000	Gazprom Neft OAO Via GPN Capital S.A., 4.375%, 9/19/2022, 144A(c)	7,890,000
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(c)	6,421,108

		14,311,108

	Government Sponsored – 0.4%
1,410,000	EDP Finance BV, EMTN, 2.250%, 2/11/2021, (CHF)	1,312,267
2,275,000	Eksportfinans ASA, 2.000%, 9/15/2015	2,184,200
55,000	Eksportfinans ASA, 2.375%, 5/25/2016	52,319

		3,548,786

	Healthcare – 0.1%
450,000	Owens & Minor, Inc., 6.350%, 4/15/2016	492,516

	Home Construction – 0.1%
650,000	Country Garden Holdings Co., Ltd, 7.500%, 1/10/2023, 144A	663,845

	Independent Energy – 2.0%
2,335,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	1,535,262
670,000	Halcon Resources Corp., 8.875%, 5/15/2021, 144A	721,925
2,660,000	Halcon Resources Corp., 9.750%, 7/15/2020, 144A(c)	2,939,300
7,790,000	Newfield Exploration Co., 5.625%, 7/01/2024(c)	8,043,175
3,060,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A	2,310,300
4,975,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(c)	3,880,500

		19,430,462

	Industrial Other – 0.7%
5,900,000	Steelcase, Inc., 6.375%, 2/15/2021(c)	6,522,999

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Integrated Energy – 0.8%
$8,110,000	Sasol Financing International PLC, 4.500%, 11/14/2022(c)	$8,018,762

	Life Insurance – 1.1%
6,263,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 12/29/2049, 144A(c)	6,216,027
3,300,000	Metlife Capital Trust IV, 7.875%, 12/15/2067, 144A(c)	4,133,250

		10,349,277

	Local Authorities – 2.0%
6,235,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)(c)	6,251,448
11,605,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)(c)	12,579,289

		18,830,737

	Media Cable – 0.2%
1,500,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	1,784,806

	Media Non-Cable – 2.6%
5,535,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014(c)	5,424,300
5,720,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020(c)	5,970,250
230,000	Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/2020	237,763
745,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018, 144A	767,350
5,355,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021, 144A	5,448,712
2,975,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023, 144A	3,023,344
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 12/19/2049, 144A	4,060,200

		24,931,919

	Metals & Mining – 3.7%
5,700,000	Anglo American Capital PLC, 4.125%, 9/27/2022, 144A(c)	5,897,317
2,940,000	AngloGold Ashanti Holdings PLC, 5.125%, 8/01/2022(c)	2,980,272
4,875,000	ArcelorMittal, 7.250%, 3/01/2041(c)	4,850,625
5,535,000	IAMGOLD Corp., 6.750%, 10/01/2020, 144A	5,327,437
2,280,000	New Gold, Inc., 6.250%, 11/15/2022, 144A(c)	2,388,300
2,830,000	Newcrest Finance Pty Ltd., 4.200%, 10/01/2022, 144A(c)	2,940,345
3,175,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A(c)	3,089,275
980,000	Steel Dynamics, Inc., 5.250%, 4/15/2023, 144A	993,475

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Metals & Mining – continued
$1,370,000	Teck Resources Ltd., 5.200%, 3/01/2042	$1,262,523
2,450,000	Teck Resources Ltd., 5.400%, 2/01/2043(c)	2,324,810
3,440,000	Xstrata Finance Canada Ltd., 5.300%, 10/25/2042, 144A(c)	3,335,049

		35,389,428

	Non-Captive Diversified – 1.1%
4,700,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%, 12/29/2049(c)	5,466,405
4,300,000	General Electric Capital Corp., Series B, (fixed rate to 12/15/2022, variable rate thereafter), 6.250%, 12/15/2049(c)	4,719,392

		10,185,797

	Oil Field Services – 1.0%
2,190,000	Basic Energy Services, Inc., 7.750%, 10/15/2022(c)	2,255,700
4,000,000	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 3/06/2022, 144A(c)	3,965,000
3,630,933	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023, 144A(c)	3,758,016

		9,978,716

	Packaging – 0.2%
1,155,000	OI European Group BV, 4.875%, 3/31/2021, 144A, (EUR)	1,493,492

	Pharmaceuticals – 0.5%
875,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	922,578
3,380,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A(c)	3,561,675

		4,484,253

	Pipelines – 0.4%
3,825,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A(c)	4,295,295

	Real Estate Management/Services – 0.2%
2,215,000	CBRE Services, Inc., 5.000%, 3/15/2023	2,239,919

	Retailers – 0.2%
2,279,000	Toys R Us Property Co. II LLC, 8.500%, 12/01/2017	2,407,194

	Sovereigns – 0.2%
4,450,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	2,345,293

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

		Supermarkets – 0.4%
$760,000		Delhaize Group S.A., 5.700%, 10/01/2040	$741,460
3,400,000		SUPERVALU, Inc., 8.000%, 5/01/2016(c)	3,536,000

			4,277,460

		Technology – 2.7%
3,840,000		Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029(c)	2,956,800
4,650,000		First Data Corp., 10.625%, 6/15/2021, 144A	4,702,313
7,880,000		Hewlett-Packard Co., 4.650%, 12/09/2021(c)	8,170,780
4,955,000		Ingram Micro, Inc., 5.000%, 8/10/2022(c)	5,197,081
3,725,000		Nokia Siemens Networks Finance BV, 6.750%, 4/15/2018, 144A, (EUR)	4,858,455

			25,885,429

		Treasuries – 9.5%
20,395,000		Canadian Government, 2.750%, 9/01/2016, (CAD)(c)	21,130,011
2,550,000,000		Chile Government International Bond, 5.500%, 8/05/2020, (CLP)(c)	5,820,652
2,965,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/2022, (EUR)	4,036,900
6,600,000,000		Korea Treasury Bond, 3.250%, 12/10/2014, (KRW)(c)	6,004,358
1,260,000	(††)	Mexican Fixed Rate Bonds, Series M, 6.000%, 6/18/2015, (MXN)(c)	10,572,985
696,000	(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	6,244,478
620,000	(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)(c)	5,479,368
325,500	(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)(c)	3,128,824
200,000	(††)	Mexican Fixed Rate Bonds, Series MI-10, 8.000%, 12/19/2013, (MXN)	1,663,361
7,550,000		Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)(c)	8,242,343
50,800,000		South Africa Government Bond, 7.750%, 2/28/2023, (ZAR)(c)	5,879,238
2,560,000		Spain Government Bond, 4.300%, 10/31/2019, (EUR)	3,289,742
1,280,000		Spain Government Bond, 4.650%, 7/30/2025, (EUR)	1,542,717
69,691,160		Uruguay Government International Bond, 4.250%, 4/05/2027, (UYU)(c)	4,541,446
43,213,096		Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	2,866,538

			90,442,961

		Wirelines – 3.6%
8,335,000		Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	8,368,340

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Wirelines – continued
$2,315,000	Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	$2,320,787
1,800,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	1,045,193
10,000,000	OI European Group BV, 9.750%, 9/15/2016, 144A, (BRL)	5,134,232
7,594,000	Qwest Corp., 7.200%, 11/10/2026(c)	7,654,699
2,800,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,599,408
850,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	847,016
1,250,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	1,301,174
250,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	263,221
525,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	565,009
2,000,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	2,146,998
1,500,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)(c)	2,444,050

		34,690,127

	Total Non-Convertible Bonds (Identified Cost $603,913,185)	626,263,906

Convertible Bonds – 3.6%
	Automotive – 0.4%
1,610,000	Ford Motor Co., 4.250%, 11/15/2016(c)	2,580,025
755,000	TRW Automotive, Inc., 3.500%, 12/01/2015	1,466,587

		4,046,612

	Independent Energy – 0.5%
425,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	425,531
4,060,000	Cobalt International Energy, Inc., 2.625%, 12/01/2019	4,534,513

		4,960,044

	Metals & Mining – 0.4%
2,515,000	Peabody Energy Corp., 4.750%, 12/15/2066	2,049,725
1,230,000	United States Steel Corp., 2.750%, 4/01/2019	1,243,838

		3,293,563

	Pharmaceuticals – 0.4%
905,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	1,964,415
750,000	Mylan, Inc., 3.750%, 9/15/2015	1,661,719

		3,626,134

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Convertible Bonds – continued

	Technology – 1.6%
$1,330,000	Ciena Corp., 3.750%, 10/15/2018, 144A	$1,507,887
2,500,000	EMC Corp., Series B, 1.750%, 12/01/2013(c)	3,731,250
2,085,000	Intel Corp., 3.250%, 8/01/2039	2,509,819
815,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	951,513
1,515,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032, 144A	1,889,962
1,330,000	Nuance Communications, Inc., 2.750%, 11/01/2031	1,374,056
2,140,000	SanDisk Corp., 1.500%, 8/15/2017(c)	2,757,925
580,000	Xilinx, Inc., 2.625%, 6/15/2017	822,513

		15,544,925

	Textile – 0.3%
2,200,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	2,446,125

	Total Convertible Bonds (Identified Cost $33,284,473)	33,917,403

	Total Bonds and Notes (Identified Cost $637,197,658)	660,181,309

Senior Loans – 9.6%
	Aerospace & Defense – 0.1%
648,375	Sequa Corporation, New Term Loan B, 5.250%, 12/19/2017(b)	658,561
585,533	Six3 Systems, Inc., Term Loan B, 7.000%, 10/04/2019(b)	588,460

		1,247,021

	Automotive – 0.6%
1,163,000	Navistar International Corporation, Term Loan B, 8/17/2017(g)	1,174,339
1,955,570	Navistar International Corporation, Term Loan B, 7.000%, 8/17/2017(b)	1,974,637
2,590,000	TI Group Automotive Systems LLC, Term Loan B, 3/27/2019(g)	2,609,425
231,835	Transtar Holding Company, 1st Lien Term Loan, 5.500%, 10/09/2018(b)	234,153

		5,992,554

	Banking – 0.2%
2,031,696	Harland Clarke Holdings Corp., Extended Term Loan B2, 5.454%, 6/30/2017(b)	2,006,300

	Building Materials – 0.0%
326,360	CPG International, Inc., Term Loan, 5.750%, 9/18/2019(b)	329,216

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Chemicals – 0.6%
$578,727	Al Chem & Cy S.C.A., Term Loan B1, 10/03/2019(g)	$585,237
300,273	Al Chem & Cy S.C.A., Term Loan B2, 10/03/2019(g)	298,772
950,400	Ascend Performance Materials LLC, Term Loan B, 6.750%, 4/10/2018(b)	968,220
937,650	Houghton International, Inc., New Term Loan B, 5.250%, 12/20/2019(b)	951,715
295,000	Kronos Worldwide, Inc., Term Loan B, 7.000%, 6/13/2018(b)	297,213
659,949	Nexeo Solutions LLC, Term Loan B, 5.000%, 9/08/2017(b)	659,540
1,244,880	Taminco NV, USD Term Loan B2, 4.250%, 2/15/2019(b)	1,253,046
781,070	Tronox, Inc., Term Loan, 3/19/2020(g)	791,482

		5,805,225

	Consumer Cyclical Services – 0.1%
92,239	Instant Web, Inc., Delayed Draw Term Loan, 3.579%, 8/07/2014(b)	64,568
879,359	Instant Web, Inc., Term Loan B, 3.579%, 8/07/2014(b)	615,551

		680,119

	Consumer Products – 0.4%
969,000	Serta Simmons Holdings LLC, Term Loan, 5.003%, 10/01/2019(h)	981,597
954,608	Tempur-Pedic International, Inc., New Term Loan B, 5.000%, 3/18/2020(b)	967,218
1,456,574	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	1,411,580

		3,360,395

	Diversified Manufacturing – 0.3%
601,493	Ameriforge Group, Inc., 1st Lien Term Loan, 6.000%, 12/19/2019(b)	609,264
2,325,000	Edwards (Cayman Islands II) Limited, New Term Loan B, 3/26/2020(g)	2,325,000

		2,934,264

	Electric – 0.2%
817,950	AES Corporation, Refi Term Loan B, 6/01/2018(g)	828,543
621,875	Calpine Corporation, Term Loan B3, 4.000%, 4/02/2018(b)	629,648

		1,458,191

	Entertainment – 0.0%
411,788	WMG Acquisition Corp., Term Loan, 5.250%, 11/01/2018(b)	417,709

	Financial Other – 0.2%
1,094,000	Duff & Phelps Investment Management Co., Term Loan B, 4/23/2020(g)	1,104,262

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Financial Other – continued
$791,629	Harbourvest Partners LLC, Term Loan B, 4.750%, 11/21/2017(b)	$792,618
210,000	Nuveen Investments, Inc., New Term Loan, 5.204%, 5/13/2017(b)	213,788

		2,110,668

	Food & Beverage – 0.5%
315,810	DS Waters Enterprises LP, 1st Lien Term Loan, 10.500%, 8/29/2017(b)	323,705
2,629,000	HJ Heinz Co., Term Loan B2, 3/27/2020(g)	2,651,268
1,628,000	Hostess Brands, Inc., Term Loan, 4/09/2020(g)	1,664,630

		4,639,603

	Gaming – 0.3%
2,763,075	MGM Resorts International, Term Loan B, 4.250%, 12/20/2019(b)	2,805,903

	Healthcare – 0.5%
426,930	Kindred Healthcare, Inc., Add on Term Loan B, 5.250%, 6/01/2018(b)	429,333
503,593	Kindred Healthcare, Inc., Term Loan, 5.250%, 6/01/2018(b)	506,428
265,000	TriZetto Group, Inc., (The), 2nd Lien Term Loan D, 8.500%, 3/27/2019(b)	267,650
1,288,581	TriZetto Group, Inc., (The), Term Loan B, 4.750%, 5/02/2018(b)	1,292,949
1,953,179	Truven Health Analytics, Inc., New Term Loan B, 5.750%, 6/06/2019(b)	1,975,972
398,000	United Surgical Partners International, Inc., Incremental Term Loan, 7.000%, 4/03/2019(b)	399,867

		4,872,199

	Industrial Other – 0.6%
1,110,000	Apex Tool Group LLC, Term Loan B, 4.500%, 1/31/2020(b)	1,124,186
240,726	Brand Energy & Infrastructure Services, Inc., Term Loan 1 Canadian, 6.250%, 10/23/2018(b)	242,832
1,003,024	Brand Energy & Infrastructure Services, Inc., USD Term Loan B1, 6.250%, 10/16/2018(b)	1,011,801
553,613	Dematic S.A., Term Loan, 5.250%, 12/27/2019(b)	559,149
1,964,871	Jimmy Sanders Incorporated, Term Loan, 6.750%, 11/14/2018(b)	1,984,519
369,075	WESCO Distribution, Inc., Term Loan B, 4.500%, 12/12/2019(h)	373,072

		5,295,559

	Media Cable – 0.4%
3,295,000	Virgin Media Investment Holdings Limited, USD Term Loan B, 2/19/2020(g)	3,279,151
950,000	WideOpenWest Finance LLC, Term Loan B1, 4/01/2019(g)	955,937

		4,235,088

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Media Non-Cable – 0.1%
$1,138,148	Getty Images, Inc., Term Loan B, 4.750%, 10/18/2019(b)	$1,152,943

	Metals & Mining – 1.1%
696,493	Arch Coal, Inc., Term Loan B, 5.750%, 5/16/2018(b)	707,901
1,884,191	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(b)	1,912,454
1,334,503	Fairmount Minerals Ltd., New Term Loan B, 5.250%, 3/15/2017(b)	1,342,016
2,818,835	FMG America Finance, Inc., Term Loan, 5.250%, 10/18/2017(b)	2,850,801
1,365,578	Metal Services LLC, Term Loan, 7.750%, 6/30/2017(b)	1,377,526
903,750	Patriot Coal Corporation, DIP First-Out Term Loan, 9.250%, 10/04/2013(b)	908,269
501,194	Preferred Proppants LLC, Term Loan B, 9.000%, 12/15/2016(b)	467,990
561,593	Tube City IMS Corporation, Term Loan, 3/20/2019(g)	567,208

		10,134,165

	Oil Field Services – 0.0%
340,000	Pinnacle Holdco S.A.R.L., 2nd Lien Term Loan, 10.500%, 7/24/2020(b)	345,100

	Packaging – 0.2%
1,720,000	Berlin Packaging LLC, 1st Lien Term Loan, 4/12/2018(g)	1,711,400

	Pharmaceuticals – 0.4%
2,378,933	inVentiv Health, Inc., Combined Term Loan, 7.500%, 8/04/2016(b)	2,355,144
1,526,612	Quintiles Transnational Corp., New Term Loan B, 4.500%, 6/08/2018(b)	1,545,221

		3,900,365

	Pipelines – 0.1%
1,186,071	NGPL PipeCo LLC, Term Loan B, 6.750%, 9/15/2017(b)	1,201,395

	Property & Casualty Insurance – 0.2%
1,167,075	AmWINS Group, Inc., New Term Loan, 5.000%, 9/06/2019(b)	1,179,843
330,000	Applied Systems, Inc., 2nd Lien Term Loan, 9.500%, 6/08/2017(b)	330,825

		1,510,668

	Restaurants – 0.1%
690,000	Brasa Holdings, Inc., 2nd Lien Term Loan, 11.000%, 1/20/2020(b)	693,450

	Supermarkets – 0.2%
635,000	Acosta, Inc., Term Loan D, 5.000%, 3/02/2018(b)	642,741

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Supermarkets – continued
$1,520,000	Supervalu, Inc., New Term Loan B, 6.250%, 3/21/2019(b)	$1,544,867

		2,187,608

	Technology – 1.5%
3,112,200	Alcatel-Lucent USA, Inc., Euro Term Loan D, 7.500%, 1/30/2019, (EUR)(b)	4,025,959
965,625	Alcatel-Lucent USA, Inc., USD Term Loan B, 6.250%, 8/01/2016(b)	978,381
2,119,064	Alcatel-Lucent USA, Inc., USD Term Loan C, 7.250%, 1/30/2019(b)	2,149,430
1,877,505	Blackboard, Inc., Term Loan B2, 6.250%, 10/04/2018(b)	1,903,321
472,815	Deltek, Inc., 1st Lien Term Loan, 5.000%, 10/10/2018(b)	475,969
795,000	First Data Corporation, 2018 Add-on Term Loan, 5.204%, 9/24/2018(b)	800,191
1,011,465	NXP B.V., Term Loan C, 4.750%, 1/11/2020(b)	1,032,706
850,000	Rocket Software, Inc., 2nd Lien Term Loan, 10.250%, 2/08/2019(b)	846,455
454,860	SunGard Data Systems, Inc., Term Loan D, 4.500%, 1/31/2020(b)	460,168
955,000	SunGard Data Systems, Inc., Term Loan E, 4.000%, 3/08/2020(b)	963,652
325,000	Verint Systems, Inc., New Term Loan B, 4.000%, 9/06/2019(b)	326,895

		13,963,127

	Transportation Services – 0.1%
516,705	FleetPride Corporation, 1st Lien Term Loan, 5.250%, 11/19/2019(b)	522,260

	Utility Other – 0.0%
380,000	Sensus USA, Inc., 2nd Lien Term Loan, 8.500%, 5/09/2018(b)	380,475

	Wireless – 0.3%
1,110,000	Asurion LLC, New Term Loan B1, 5/24/2019(g)	1,120,967
619,448	Asurion LLC, New Term Loan B1, 4.500%, 5/24/2019(b)	625,568
983,829	MetroPCS Wireless, Inc., New Term Loan B3, 4.000%, 3/16/2018(b)	986,111

		2,732,646

	Wirelines – 0.3%
425,000	Integra Telecom, Inc., Refi Term Loan, 6.000%, 2/22/2019(b)	430,380
1,440,000	Level 3 Financing, Inc., Term Loan, 4.750%, 8/01/2019(b)	1,455,898

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Wirelines – continued
$818,875	Zayo Group LLC, New Term Loan B, 4.500%, 7/02/2019(b)	$826,597

		2,712,875

	Total Senior Loans (Identified Cost $90,647,056)	91,338,491

Shares
Preferred Stocks – 3.5%

Non-Convertible Preferred Stocks – 2.0%

	Banking – 1.0%
148,056	Capital One Financial Corp., Series B, 6.000%(c)	3,751,739
247,273	SunTrust Banks. Inc., 5.875%(c)	6,211,498

		9,963,237

	Non-Captive Diversified – 1.0%
6,318	Ally Financial, Inc., Series G, 7.000%, 144A	6,248,107
102,000	Montpelier Re Holdings Ltd., 8.875%(c)	2,881,500

		9,129,607

	Total Non-Convertible Preferred Stocks (Identified Cost $18,295,411)	19,092,844

Convertible Preferred Stocks – 1.5%

	Automotive – 0.3%
72,200	General Motors Co., Series B, 4.750%(c)	3,100,268

	Banking – 0.5%
1,388	Bank of America Corp., Series L, 7.250%	1,690,806
2,240	Wells Fargo & Co., Series L, Class A, 7.500%(c)	2,886,800

		4,577,606

	Independent Energy – 0.2%
1,500	Chesapeake Energy Corp., Series A, 5.750%, 144A	1,532,813

	Metals & Mining – 0.1%
35,850	ArcelorMittal, 6.000%	751,058
34,741	Cliffs Natural Resources, Inc., 7.000%	648,614

		1,399,672

	Non-Captive Diversified – 0.3%
56,286	iStar Financial, Inc., Series J, 4.500%	2,917,866

Shares	Description	Value (†)
Preferred Stocks – continued

Convertible Preferred Stocks – continued

	REITs—Healthcare – 0.1%
8,000	Health Care REIT, Inc., Series I, 6.500%	$496,880

	Total Convertible Preferred Stocks (Identified Cost $13,787,992)	14,025,105

	Total Preferred Stocks (Identified Cost $32,083,403)	33,117,949

Common Stocks – 2.9%

	Chemicals – 0.4%
65,453	Dow Chemical Co. (The)	2,084,024
13,000	Rockwood Holdings, Inc.	850,720
54,452	Tronox Ltd., Class A	1,078,694

		4,013,438

	Diversified Financial Services – 0.1%
27,800	JPMorgan Chase & Co.	1,319,388

	Diversified Telecommunication Services – 0.6%
44,327	AT&T, Inc.	1,626,357
87,030	Deutsche Telekom AG, Sponsored ADR	920,777
35,730	France Telecom S.A., Sponsored ADR	363,017
83,776	Telefonica S.A., Sponsored ADR	1,131,814
43,618	Verizon Communications, Inc.	2,143,825

		6,185,790

	Industrial Conglomerates – 0.1%
5,425	Siemens AG, Sponsored ADR	584,815

	Metals & Mining – 0.1%
14,780	Barrick Gold Corp.	434,532
13,184	Goldcorp, Inc.	443,378
10,918	Newmont Mining Corp.	457,355

		1,335,265

	Office Electronics – 0.0%
12,269	Canon, Inc., Sponsored ADR	450,150

	Oil, Gas & Consumable Fuels – 0.7%
11,400	Chevron Corp.	1,354,548
17,200	ExxonMobil Corp.	1,549,892
21,700	Royal Dutch Shell PLC, ADR	1,413,972
19,625	Statoil ASA, Sponsored ADR	483,168
33,125	Total S.A., Sponsored ADR	1,589,337

		6,390,917

	Pharmaceuticals – 0.3%
15,000	Bristol-Myers Squibb Co.	617,850
10,500	GlaxoSmithKline PLC, Sponsored ADR	492,555
48,626	Pfizer, Inc.	1,403,346

		2,513,751

	Semiconductors & Semiconductor Equipment – 0.1%
13,000	KLA-Tencor Corp.	685,620

Shares	Description	Value (†)
Common Stocks – continued

	Software – 0.1%
16,290	Microsoft Corp.	$466,057

	Textiles, Apparel & Luxury Goods – 0.1%
10,168	NIKE, Inc., Class B	600,014

	Tobacco – 0.2%
27,290	Altria Group, Inc.	938,503
5,330	Philip Morris International, Inc.	494,144

		1,432,647

	Trading Companies & Distributors – 0.0%
1,509	Mitsui & Co. Ltd., Sponsored ADR	421,011

	Wireless Telecommunication Services – 0.1%
37,300	Vodafone Group PLC, Sponsored ADR	1,059,693

	Total Common Stocks (Identified Cost $26,644,091)	27,458,556

Notional Amount/ Shares (†††)
Purchased Swaptions – 0.6%

	Interest Rate Swaptions – 0.6%
$83,500,000	5-year Interest Rate Swap Put, expiring 10/03/2013, Pay 3-month LIBOR, Receive 1.171%(i)(j)	659,483
40,000,000	30-year Interest Rate Swap Call, expiring 10/03/2014, Pay 2.846%, Receive 3-month LIBOR(i)(k)	4,691,480

	Total Purchased Swaptions (Identified Cost $4,779,000)	5,350,963

Purchased Options – 0.1%

	Options on Securities – 0.1%
620,700	iShares MSCI Emerging Markets Index Fund, Put expiring June 22, 2013 at 42(l)	636,217
216,700	iShares Russell 2000, Put expiring July 20, 2013 at 93(l)	679,354
168,500	SPDR® S&P 500® ETF Trust, Put expiring June 22, 2013 at 145(l)	204,728

	Total Purchased Options (Identified Cost $2,192,438)	1,520,299

Principal Amount (‡)
Short-Term Investments – 16.4%
$1,416,272	Repurchase Agreement with State Street Bank and Trust Company, dated 3/29/2013 at 0.010% to be repurchased at $1,416,273 on 4/01/2013 collateralized by $1,490,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $1,491,015 including accrued interest(m)	1,416,272
150,218,822	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/28/2013 at 0.000% to be repurchased at $150,218,822 on 4/01/2013 collateralized by $97,515,000 Federal Home Loan Mortgage Corp., 0.420% due 6/19/2015 valued at $97,636,894; $55,600,000 Federal National Mortgage Association, 0.350% due 8/28/2015 valued at $55,588,502 including accrued interest(m)	150,218,822
5,000,000	U.S. Treasury Bill, 0.110%, 9/19/2013(n)(o)	4,997,565

	Total Short-Term Investments (Identified Cost $156,632,481)	156,632,659

	Description	Value (†)
	Total Investments – 102.3% (Identified Cost $950,176,127)(a)	$975,600,226
	Other assets less liabilities – (2.3)%	(21,739,743)

	Net Assets – 100.0%	$953,860,483

Notional Amount/ Shares (†††)
Written Swaptions – (0.3%)

	Interest Rate Swaptions – (0.3%)
$83,500,000	5-year Interest Rate Swap Put, expiring 10/03/2013, Pay 0.880%, Receive 3-month LIBOR(i)(j)	$(152,221)
40,000,000	30-year Interest Rate Swap Call, expiring 10/03/2014, Pay 3-month LIBOR, Receive 3.346%(i)(k)	(2,649,960)

	Total Written Swaptions (Premiums Received $2,571,000)	$(2,802,181)

Written Options – (0.0%)

	Options on Securities – (0.0%)
620,700	iShares MSCI Emerging Markets Index Fund, Put expiring June 22, 2013 at 37(l)	$(133,450)
216,700	iShares Russell 2000, Put expiring July 20, 2013 at 81(l)	(149,523)
168,500	SPDR® S&P 500® ETF Trust, Put expiring June 22, 2013 at 125(l)	(32,015)

	Total Written Options (Premiums Received $532,342)	$(314,988)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Credit default swap agreements and options on interest rate swaps (“interest rate swaptions”) are valued at mid prices (between the bid and ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Other exchange-traded options are valued at the average of the closing bid and ask quotations. Options on futures contracts are valued using the current settlement price.

Currency options are priced at the mid price (between the ask price and the bid price) supplied by an independent pricing service, if available.

Over-the-counter option contracts (including currency options not priced through an independent pricing service) are valued based on prices obtained from broker-dealers. These prices will be either the bid for a long transaction or the ask for a short transaction. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Interest rate swaptions are expressed as notional amount. Options on securities are expressed as shares.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2013, the net unrealized appreciation on investments based on a cost of $952,078,558 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$34,803,214
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,281,546)

Net unrealized appreciation	$23,521,668

At December 31, 2012, the Fund had a short-term capital loss carryforward of $10,720,475 with no expiration date and a long-term capital loss carryforward of $8,325,319 with no expiration date. At December 31, 2012, late-year ordinary loss deferrals were $2,564,877. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate as of March 31, 2013 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements, options or interest rate swaptions.
(d)	The issuer is making partial payments with respect to principal.
(e)	All or a portion of interest payment is paid-in-kind.

(f)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(g)	Position is unsettled. Contract rate was not determined at March 31, 2013 and does not take effect until settlement date.
(h)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at March 31, 2013.
(i)	The Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate.

When the Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses.

Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When the Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

(j)	Counterparty is Citibank, N.A.
(k)	Counterparty is Bank of America, N.A.
(l)	The Fund may enter into option contracts. When the Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

(m)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.
(n)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts, swap agreements, interest rate swaptions and as initial margin for open futures contracts.
(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the value of Rule 144A holdings amounted to $265,365,716 or 27.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SPDR	Standard & Poor’s Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar

CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
UYU	Uruguayan Peso
ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that the Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Credit default swaps are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as realized gain or loss when received or paid. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Fund covers its net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

At March 31, 2013, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Bank of America, N.A.	Bank of Scotland PLC	(1.00%)	6/20/2017	4,475,000	*	$187,957	$(90,404)	$(278,361)	$(1,912)
Bank of America, N.A.	CDX.NA.IG Series 19, 5-Year	(1.00%)	12/20/2017	3,000,000		(16,041)	(25,129)	(9,088)	(1,000)
Bank of America, N.A.	CDX.NA.IG Series 19, 5-Year	(1.00%)	12/20/2017	1,500,000		(8,719)	(12,565)	(3,846)	(500)
Bank of America, N.A.	CDX.NA.IG Series 19, 5-Year	(1.00%)	12/20/2017	5,075,000		(37,995)	(42,510)	(4,515)	(1,692)
Bank of America, N.A.	CDX.NA.IG Series 19, 5-Year	(1.00%)	12/20/2017	1,000,000		(9,135)	(8,377)	758	(333)
Bank of America, N.A.	CDX.NA.IG Series 20, 5-Year	(1.00%)	6/20/2018	3,100,000		(15,512)	(14,249)	1,263	(1,033)
Bank of America, N.A.	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	3,000,000		(72,356)	(122,886)	(50,530)	(5,000)

Bank of America, N.A.	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	7,000,000		(160,120)	(286,734)	(126,614)	(11,667)
Bank of America, N.A.	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	6,000,000		(144,308)	(245,772)	(101,464)	(10,000)
Bank of America, N.A.	Dell, Inc.	(1.00%)	3/20/2018	4,000,000		419,893	425,055	5,162	(1,333)
Bank of America, N.A.	Dell, Inc.	(1.00%)	3/20/2018	2,500,000		257,607	265,659	8,052	(833)
Bank of America, N.A.	Electricite de France	(1.00%)	12/20/2017	3,700,000	*	11,327	(19,884)	(31,211)	(1,581)
Bank of America, N.A.	iTraxx Europe Crossover Series 18, 5-Year	(5.00%)	12/20/2017	3,875,000	*	93,154	(159,421)	(252,575)	(8,279)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	550,000	*	(64,068)	(63,369)	699	(1,175)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	500,000	*	(57,582)	(57,609)	(27)	(1,068)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	450,000	*	(55,253)	(51,848)	3,405	(961)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	1,500,000	*	(163,401)	(172,825)	(9,424)	(3,205)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	1,180,000	*	(176,232)	(135,956)	40,276	(2,521)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	5,000,000	*	(801,750)	(576,084)	225,666	(10,682)
Bank of America, N.A.	Textron Financial Corp.	(1.00%)	3/20/2017	975,000		(23,775)	(29,049)	(5,274)	(325)
Bank of America, N.A.	Textron Financial Corp.	(1.00%)	6/20/2017	1,250,000		(31,183)	(38,400)	(7,217)	(417)
Bank of America, N.A.	Westvaco Corp.	(1.00%)	9/20/2017	4,900,000		56,202	24,030	(32,172)	(1,633)
Citibank, N.A.	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	2,200,000		(94,165)	(90,116)	4,049	(3,667)
Citibank, N.A.	CDX.NA.IG Series 19, 5-Year	(1.00%)	12/20/2017	3,400,000		(16,466)	(28,479)	(12,013)	(1,133)
Citibank, N.A.	CDX.NA.IG Series 19, 5-Year	(1.00%)	12/20/2017	3,000,000		(15,718)	(25,129)	(9,411)	(1,000)

Citibank, N.A.	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	7,000,000		(160,031)	(286,734)	(126,703)	(11,667)
Citibank, N.A.	Republic of South Africa	(1.00%)	9/20/2017	3,550,000		88,700	94,941	6,241	(1,183)
Citibank, N.A.	Republic of South Africa	(1.00%)	3/20/2018	3,500,000		85,828	123,933	38,105	(1,167)
Citibank, N.A.	SLM Corp.	(5.00%)	6/20/2018	4,500,000		(445,390)	(431,589)	13,801	(7,500)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	1,600,000		(66,460)	(65,539)	921	(2,667)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	2,350,000		(96,886)	(96,261)	625	(3,917)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	1,650,000		(69,560)	(67,587)	1,973	(2,750)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	9,500,000		(409,688)	(389,139)	20,549	(9,236)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	2,550,000		(88,227)	(104,453)	(16,226)	(4,250)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	5,000,000		(223,316)	(204,810)	18,506	(8,333)
Credit Suisse International	CDX.NA.IG Series 19, 5-Year	(1.00%)	12/20/2017	3,000,000		(12,273)	(25,128)	(12,855)	(1,000)
Credit Suisse International	CDX.NA.IG Series 19, 5-Year	(1.00%)	12/20/2017	9,000,000		(83,492)	(75,387)	8,105	(3,000)
Credit Suisse International	CDX.NA.HY Series 20, 5-Year	(5.00%)	6/20/2018	6,000,000		(180,000)	(183,346)	(3,346)	(6,667)
Credit Suisse International	CDX.NA.HY Series 20, 5-Year	(5.00%)	6/20/2018	15,700,000		(439,600)	(479,754)	(40,154)	(17,444)
Credit Suisse International	CDX.NA.HY Series 20, 5-Year	(5.00%)	6/20/2018	6,500,000		(197,034)	(199,449)	(2,415)	(8,125)
Credit Suisse International	CDX.NA.IG Series 20, 5-Year	(1.00%)	6/20/2018	3,300,000		(14,852)	(15,168)	(316)	(1,100)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	3,050,000		(80,529)	(124,934)	(44,405)	(5,083)
Credit Suisse International	Freescale Semiconductor, Inc.	(5.00%)	3/20/2018	4,275,000		213,331	132,144	(81,187)	(7,125)
Credit Suisse International	Freescale Semiconductor, Inc.	(5.00%)	3/20/2018	3,125,000		160,005	96,597	(63,408)	(5,208)
Credit Suisse International	General Mills, Inc.	(1.00%)	6/20/2018	9,100,000		(245,570)	(259,003)	(13,433)	(3,033)
Credit Suisse International	HJ Heinz Co.	(1.00%)	3/20/2018	7,650,000		247,040	191,186	(55,854)	(2,550)
Credit Suisse International	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	4,400,000	*	(431,955)	(506,954)	(74,999)	(9,400)
Deutsche Bank AG	Aramark Corp.	(5.00%)	3/20/2018	2,100,000		(203,797)	(225,270)	(21,473)	(3,500)

Deutsche Bank AG	Aramark Corp.	(5.00%)	3/20/2018	2,100,000	(206,942)	(225,270)	(18,328)	(3,500)
Deutsche Bank AG	Aramark Corp.	(5.00%)	3/20/2018	3,800,000	(383,644)	(407,631)	(23,987)	(6,333)
Deutsche Bank AG	Boston Scientific Corp.	(1.00%)	9/20/2017	4,900,000	66,721	(14,204)	(80,925)	(1,633)
Deutsche Bank AG	Dell, Inc.	(1.00%)	3/20/2018	6,000,000	824,228	637,584	(186,644)	(2,000)
Morgan Stanley Capital Services Inc.	Russian Foreign Bond	(1.00%)	6/20/2018	7,500,000	217,898	225,187	7,289	(2,500)
Morgan Stanley Capital Services Inc.	Textron Financial Corp.	(1.00%)	3/20/2017	2,000,000	(46,345)	(59,587)	(13,242)	(667)
Morgan Stanley Capital Services Inc.	Textron Financial Corp.	(1.00%)	3/20/2017	1,300,000	(30,197)	(38,731)	(8,534)	(433)

Total						$(4,566,407)	$(1,416,731)	$(215,921)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection
Citibank, N.A.	Level 3 Communications	5.00%	3/20/2018	4.70%	$3,000,000	$49,662	$39,800	$(9,862)	$5,000
Credit Suisse International	Boyd Gaming Corp.	5.00%	3/20/2018	7.02%	3,050,000	(395,193)	(257,609)	137,584	5,083
Credit Suisse International	Boyd Gaming Corp.	5.00%	3/20/2018	7.02%	3,750,000	(489,158)	(316,733)	172,425	6,250
Credit Suisse International	Clear Channel Communications	5.00%	3/20/2015	9.04%	4,300,000	(258,338)	(321,236)	(62,898)	7,167
Credit Suisse International	Level 3 Communications	5.00%	3/20/2018	4.70%	2,100,000	30,179	27,860	(2,319)	3,500
JP Morgan Chase Bank, N.A.	Level 3 Communications	(5.00%)	3/20/2018	4.70%	3,400,000	25,240	45,105	19,865	5,667

Total							$(782,813)	$254,795	$32,667

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
*	Notional value denominated in euros.
^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	5/02/2013	Australian Dollar	12,300,000	$12,778,445	$23,764
Sell[1]	4/11/2013	British Pound	5,600,000	8,508,545	(93,985)
Sell[1]	6/04/2013	British Pound	1,495,000	2,270,834	(531)
Buy[1]	4/02/2013	Euro	620,000	794,747	3,131
Buy[1]	4/03/2013	Euro	3,155,000	4,044,239	(155)
Buy[1]	5/06/2013	Euro	5,425,000	6,955,554	(271,889)
Sell[1]	4/02/2013	Euro	620,000	794,747	14,185
Sell[1]	4/03/2013	Euro	3,155,000	4,044,239	97,645
Sell[1]	4/04/2013	Euro	3,150,000	4,037,856	98,283
Sell[1]	4/05/2013	Euro	4,265,000	5,467,165	112,266
Sell[2]	4/08/2013	Euro	6,895,000	8,838,648	175,712
Sell[1]	4/09/2013	Euro	6,270,000	8,037,518	144,734
Sell[1]	4/10/2013	Euro	3,530,000	4,525,139	92,948
Sell[1]	4/22/2013	Euro	1,150,000	1,474,310	8,966
Sell[2]	4/24/2013	Euro	5,270,000	6,756,276	75,230
Sell[1]	4/26/2013	Euro	5,170,000	6,628,159	86,368
Sell[1]	4/30/2013	Euro	3,645,000	4,673,166	13,939
Sell[3]	5/02/2013	Euro	7,300,000	9,359,275	(31,554)
Sell[1]	5/02/2013	Euro	620,000	794,897	(3,114)
Sell[1]	5/03/2013	Euro	3,155,000	4,045,028	124
Sell[1]	5/06/2013	Euro	5,425,000	6,955,554	415,426
Sell[2]	6/26/2013	Euro	3,700,000	4,745,734	62,657
Buy[2]	4/01/2013	Japanese Yen	2,500,000,000	26,557,603	161,443
Sell[2]	4/01/2013	Japanese Yen	1,000,000,000	10,623,041	(203,444)
Sell[2]	4/01/2013	Japanese Yen	1,500,000,000	15,934,562	333,854
Buy[1]	4/22/2013	Mexican Peso	112,000,000	9,050,517	41,726
Sell[1]	4/22/2013	Mexican Peso	200,000,000	16,161,638	(127,775)
Sell[1]	4/22/2013	Mexican Peso	108,000,000	8,727,284	4,575
Buy[1]	4/19/2013	Peruvian Nouveau Sol	2,050,000	791,090	195
Buy[1]	4/08/2013	South Korean Won	6,650,000,000	5,974,950	(10,649)
Sell[1]	4/08/2013	South Korean Won	6,650,000,000	5,974,950	130,729
Sell[1]	4/11/2013	Swiss Franc	990,000	1,042,976	6,851

Total					$1,361,655

At March 31, 2013, the Fund had the following open forward foreign cross-currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
5/02/2013	Euro	7,300,000	Japanese Yen[3]	880,763,250	$(1,066)
4/04/2013	Euro	6,250,000	British Pound[1]	5,330,988	88,504
4/04/2013	British Pound	5,411,431	Euro[1]	6,250,000	(210,733)

Total					$(123,295)

[1]	Counterparty is Credit Suisse International.
[2]	Counterparty is Citibank, N.A.
[3]	Counterparty is Deutsche Bank AG.

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	6/21/2013	305	$23,831,175	$(321,830)
Euro STOXX 50®	6/21/2013	54	1,767,877	50,184
Euro-OAT	6/06/2013	139	24,235,671	(224,747)
German Euro Bund	6/06/2013	172	32,077,393	(487,559)
10 Year U.S. Treasury Note	6/19/2013	171	22,569,328	(77,797)
30 Year U.S. Treasury Bond	6/19/2013	67	9,679,406	(24,201)

Total				$(1,085,950)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$2,038,162	$2,283,390	(a)	$4,321,552
Airlines	—	527,725	20,383,383	(a)	20,911,108
Media Non-Cable	—	20,871,719	4,060,200	(a)	24,931,919
Treasuries	—	84,438,603	6,004,358	(a)	90,442,961
All Other Non-Convertible Bonds*	—	485,656,366	—		485,656,366

Total Non-Convertible Bonds	—	593,532,575	32,731,331		626,263,906

Convertible Bonds*	—	33,917,403	—		33,917,403

Total Bonds and Notes	—	627,449,978	32,731,331		660,181,309

Senior Loans*	—	91,338,491	—		91,338,491
Preferred Stocks
Non-Convertible Preferred Stocks
Banking	9,963,237	—	—		9,963,237
Non-Captive Diversified	2,881,500	6,248,107	—		9,129,607
Convertible Preferred Stocks*	14,025,105	—	—		14,025,105

Total Preferred Stocks	26,869,842	6,248,107	—		33,117,949

Common Stocks*	27,458,556	—	—		27,458,556
Purchased Swaptions*	—	5,350,963	—		5,350,963
Purchased Options*	1,520,299	—	—		1,520,299
Short-Term Investments	—	156,632,659	—		156,632,659

Total Investments	55,848,697	887,020,198	32,731,331		975,600,226

Credit Default Swap Agreements (unrealized appreciation)	—	735,319	—		735,319
Forward Foreign Currency Contracts (unrealized appreciation)	—	2,193,255	—		2,193,255
Futures Contracts (unrealized appreciation)	50,184	—	—		50,184

Total	$55,898,881	$889,948,772	$32,731,331		$978,578,984

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Swaptions*	$—	$(2,802,181)	$—	$(2,802,181)
Written Options*	(314,988)	—	—	(314,988)
Credit Default Swap Agreements (unrealized depreciation)	—	(1,897,255)	—	(1,897,255)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(954,895)	—	(954,895)
Futures Contracts (unrealized depreciation)	(1,136,134)	—	—	(1,136,134)

Total	$(1,451,122)	$(5,654,331)	$—	$(7,105,453)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Valued using broker-dealer bid prices.

The Fund’s pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2012 and/or March 31, 2013:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2013
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$1,640	$(14,228)	$—	$(237,404)	$2,533,382	$—	$2,283,390	$(14,228)
Airlines	—	—	(26,919)	377,471	2,900,000	(320,579)	17,453,410	—	20,383,383	377,471
Media Non-Cable	—	—	—	20,200	4,040,000	—	—	—	4,060,200	20,200
Treasuries	6,211,796	(5,927)	—	(201,511)	—	—	—	—	6,004,358	(201,511)

Total	$6,211,796	$(5,927)	$(25,279)	$181,932	$6,940,000	$(557,983)	$19,986,792	$—	$32,731,331	$181,932

Debt securities valued at $19,986,792 were transferred from Level 2 to Level 3 during the period ended March 31, 2013. At March 31, 2013, these securities were valued using broker-dealer bid prices based upon inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

All transfers are recognized as of the beginning of the reporting period.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

The Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements. During the period ended March 31, 2013, the Fund used forward foreign currency, futures and options contracts, swaptions and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the period ended March 31, 2013, the Fund engaged in futures contracts for hedging purposes.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended March 31, 2013, the Fund engaged in forward foreign currency transactions for hedging purposes.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds they hold without having to sell the bonds. During the period ended March 31, 2013, the Fund engaged in credit default swap transactions as a protection buyer to hedge its credit exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended March 31, 2013, the Fund engaged in futures and option transactions for hedging purposes.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, interest rate swaptions and swap agreements. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2013, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Credit Suisse International	$(1,981,616)	$1,405,462
Deutsche Bank AG	(267,411)	255,875

Derivatives are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk with respect to forward foreign currency contracts, interest rate swaptions and swap agreements by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to these derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2013, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations, including cash and/or securities held at or pledged to counterparties for initial/variation margin or as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding, is $14,626,689 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $6,017,349. These amounts do not take into account collateral received by the Fund in the amount of $756,804.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral for forward foreign currency contracts, interest rate swaptions and swap agreements is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the counterparties. This risk of loss to the Fund from counterparty default should be limited to the extent the Fund is undercollateralized; however, final settlement of the Fund’s claim against any collateral received or initial/variation margin pledged may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of March 31, 2013:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Purchased Options (at value)	$—	$—	$—	$1,520,299
Purchased Swaptions (at value)	5,350,963	—	—	—
Forwards (unrealized appreciation)	—	2,193,255	—	—
Futures (unrealized appreciation)	—	—	—	50,184
Swaps (unrealized appreciation)	—	—	735,319	—

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Written Options (at value)	$—	$—	$—	$(314,988)
Written Swaptions (at value)	(2,802,181)	—	—	—
Forwards (unrealized depreciation)	—	(954,895)	—	—
Futures (unrealized depreciation)	(814,304)	—	—	(321,830)
Swaps (unrealized depreciation)	—	—	(1,897,255)	—

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Industry Summary at March 31, 2013 (Unaudited)

Treasuries	9.5%
Banking	6.6
ABS Home Equity	6.0
Technology	5.8
Metals & Mining	5.4
Wirelines	3.9
Commercial Mortgage-Backed Securities	3.5
Electric	3.0
Media Non-Cable	2.7
Independent Energy	2.7
Automotive	2.5
Non-Captive Diversified	2.4
Airlines	2.2
Food & Beverage	2.1
Local Authorities	2.0
Other Investments, less than 2% each	25.6
Short-Term Investments	16.4

Total Investments	102.3
Other assets less liabilities (including open written options, written swaptions, swap agreements, forward foreign currency contracts and futures contracts)	(2.3)

Net Assets	100.0%

Currency Exposure Summary at March 31, 2013 (Unaudited)

United States Dollar	83.9%
Euro	6.2
Mexican Peso	3.5
Canadian Dollar	2.7
Other, less than 2% each	6.0

Total Investments	102.3
Other assets less liabilities (including open written options, written swaptions, swap agreements, forward foreign currency contracts and futures contracts)	(2.3)

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of March 31, 2013 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 41.9% of Net Assets

Non-Convertible Bonds – 38.6%

	ABS Home Equity – 1.0%
$410,193	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.134%, 8/25/2046(b)(c)	$262,781

	Airlines – 0.2%
55,000	US Airways Pass Through Trust, Series 2012-2A, Class A , 4.625%, 12/03/2026(c)	57,338

	Automotive – 1.9%
500,000	American Axle & Manufacturing, Inc., 6.250%, 3/15/2021(c)	512,500

	Banking – 5.9%
300,000	Akbank TAS, 7.500%, 2/05/2018, 144A, (TRY)(c)	163,240

300,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/09/2022, 144A(c)	301,500

100,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A(c)	111,461

1,000,000	Citigroup, Inc., Series B, (fixed rate to 2/15/2023, variable rate thereafter), 5.900%, 12/29/2049(c)	1,037,826

		1,614,027

	Chemicals – 1.8%
225,000	Orion Engineered Carbons Bondco GmbH, 10.000%, 6/15/2018, 144A, (EUR)(c)	323,084

175,000	PetroLogistics L.P. / PetroLogistics Finance Corp., 6.250%, 4/01/2020, 144A	176,094

		499,178

	Construction Machinery – 1.2%
300,000	United Rentals North America, Inc., 7.625%, 4/15/2022(c)	335,250

	Consumer Cyclical Services – 1.1%
300,000	ADT Corp. (The), 4.125%, 6/15/2023, 144A(c)	311,288

	Food & Beverage – 0.9%
250,000	Marfrig Holding Europe BV, 9.875%, 7/24/2017, 144A(c)	243,750

	Government Owned—No Guarantee – 1.8%
500,000	Qtel International Finance Ltd., 3.875%, 1/31/2028, 144A(c)	492,395

	Home Construction – 0.9%
250,000	Country Garden Holdings Co., Ltd, 7.500%, 1/10/2023, 144A(c)	255,325

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Independent Energy – 3.0%
$500,000	Aurora USA Oil & Gas, Inc., 7.500%, 4/01/2020, 144A(c)	$505,000
250,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(c)	195,000
110,000	SM Energy Co., 6.500%, 1/01/2023(c)	120,450

		820,450

	Life Insurance – 3.1%
250,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, 10/29/2049, (GBP)(c)	368,466
150,000	Generali Finance BV, (fixed rate to 6/16/2016, variable rate thereafter), 6.214%, 6/29/2049, (GBP)(c)	188,374
300,000	Genworth Financial, Inc., (fixed rate to 11/15/2016, variable rate thereafter), 6.150%, 11/15/2066(c)	274,500

		831,340

	Media Cable – 2.8%
100,000	Numericable Finance & Co. SCA, 8.750%, 2/15/2019, 144A, (EUR)(c)	139,081
500,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)(c)	634,849

		773,930

	Media Non-Cable – 1.2%
25,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018, 144A	25,750
175,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021, 144A	178,062
100,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023, 144A	101,625
15,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017(c)	15,975

		321,412

	Metals & Mining – 0.2%
55,000	Steel Dynamics, Inc., 5.250%, 4/15/2023, 144A(c)	55,756

	Oil Field Services – 0.3%
75,000	Hercules Offshore, Inc., 7.125%, 4/01/2017, 144A(c)	80,813

	Pipelines – 0.9%
250,000	Energy Transfer Partners LP, 3.600%, 2/01/2023(c)	248,780

	Refining – 1.2%
295,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019(c)	330,400

	Technology – 3.4%
500,000	Equinix, Inc., 5.375%, 4/01/2023(c)	506,250

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Technology – continued
$400,000	First Data Corp., 9.875%, 9/24/2015(c)	$412,000

		918,250

	Textile – 0.8%
220,000	PVH Corp., 4.500%, 12/15/2022(c)	216,700

	Wireless – 3.7%
250,000	VimpelCom Holdings BV, 5.200%, 2/13/2019, 144A(c)	251,000
7,500,000	VimpelCom Holdings BV, 9.000%, 2/13/2018, 144A,(RUB)(c)	249,902
500,000	Vodafone Group PLC, 2.950%, 2/19/2023(c)	498,332

		999,234

	Wirelines – 1.3%
110,000	CenturyLink, Inc., 5.625%, 4/01/2020(c)	112,475
235,000	Frontier Communications Corp., 9.000%, 8/15/2031(c)	242,637

		355,112

	Total Non-Convertible Bonds (Identified Cost $10,342,988)	10,536,009

Convertible Bonds – 3.3%

	Independent Energy – 0.8%
190,000	Cobalt International Energy, Inc., 2.625%, 12/01/2019(c)	212,206

	Metals & Mining – 1.8%
360,000	Alpha Appalachia Holdings, Inc., 3.250%, 8/01/2015(c)	346,500
60,000	Alpha Natural Resources, Inc., 2.375%, 4/15/2015(c)	57,075
80,000	United States Steel Corp., 2.750%, 4/01/2019(c)	80,900

		484,475

	Technology – 0.7%
195,000	Intel Corp., 2.950%, 12/15/2035	206,944

	Total Convertible Bonds (Identified Cost $875,431)	903,625

	Total Bonds and Notes (Identified Cost $11,218,419)	11,439,634

Senior Loans – 4.7%

	Airlines – 1.6%
427,000	Delta Air Lines, Inc., Term Loan B1, 5.250%, 10/10/2018(b)	433,606

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Chemicals – 2.2%
$418,950	Houghton International, Inc., New Term Loan B, 5.250%, 12/20/2019(b)	$425,234
180,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.500%, 12/21/2020(b)	182,700

		607,934

	Financial Other – 0.4%
115,286	Harbourvest Partners LLC, Term Loan B, 4.750%, 11/21/2017(b)	115,430

	Food & Beverage – 0.5%
130,000	HJ Heinz Co., Term Loan B2, 3/27/2020(d)	131,101

	Total Senior Loans (Identified Cost $1,258,887)	1,288,071

Shares
Common Stocks – 11.0%

	Airlines – 0.4%
3,134	United Continental Holdings, Inc.(c)	100,319

	Automobiles – 0.9%
10,000	Ford Motor Co.(c)	131,500
4,300	General Motors Co.(c)(e)	119,626

		251,126

	Chemicals – 0.5%
4,000	Dow Chemical Co. (The)(c)	127,360

	Commercial Banks – 1.7%
1,300	M&T Bank Corp.(c)	134,108
2,700	PNC Financial Services Group, Inc.(c)	179,550
4,800	SunTrust Banks, Inc.(c)	138,288

		451,946

	Communications Equipment – 0.6%
2,500	QUALCOMM, Inc.(c)	167,375

	Computers & Peripherals – 0.5%
300	Apple, Inc.(c)	132,789

	Diversified Financial Services – 0.5%
2,750	Citigroup, Inc.(c)	121,660

	Energy Equipment & Services – 1.0%
7,850	Rowan Cos. PLC(c)(e)	277,576

	Industrial Conglomerates – 1.0%
12,000	General Electric Co.(c)	277,440

	Insurance – 1.1%
2,500	Prudential Financial, Inc.(c)	147,475

Shares	Description	Value (†)
Common Stocks – continued

	Insurance – continued
1,850	Travelers Cos., Inc. (The)(c)	$155,751

		303,226

	Metals & Mining – 0.7%
2,900	Nucor Corp.(c)	133,835
3,500	United States Steel Corp.(c)	68,250

		202,085

	Oil, Gas & Consumable Fuels – 1.0%
4,800	Clean Energy Fuels Corp.(c)(e)	62,400
7,625	Cobalt International Energy, Inc.(c)(e)	215,025

		277,425

	Pharmaceuticals – 0.6%
2,000	Johnson & Johnson(c)	163,060

	Semiconductors & Semiconductor Equipment – 0.5%
6,450	Intel Corp.(c)	140,933

	Total Common Stocks (Identified Cost $2,870,009)	2,994,320

Preferred Stocks – 1.0%

	Metals & Mining – 0.4%
5,400	ArcelorMittal, 6.000%(c)	113,130

	Non-Captive Diversified – 0.6%
3,200	iStar Financial, Inc., Series J, 4.500%(c)	165,888

	Total Preferred Stocks (Identified Cost $295,000)	279,018

Exchange Traded Funds – 4.0%
11,000	iShares Dow Jones US Home Construction Index Fund(c)	262,790
12,700	Market Vectors Oil Service ETF	545,338
5,600	Market Vectors Retail ETF(c)	273,728

	Total Exchange Traded Funds (Identified Cost $1,058,460)	1,081,856

Contracts (††)
Purchased Options – 1.0%

	Options on Futures Contracts – 0.0%
3	Light Sweet Crude Oil Put, expiring April 17, 2013 at 95(f)(g)	2,010
4	Natural Gas Put, expiring April 25, 2013 at 3550(f)(g)	280

		2,290

Shares/Units of Currency/Notional Amount (††)	Description	Value (†)
Purchased Options – continued

	Options on Securities – 0.1%
16,700	Dell, Inc. Call, expiring August 17, 2013 at 14(f)	$11,523
25,000	SPDR® S&P 500® ETF Trust Put, expiring June 22, 2013 at 141(f)	20,125

		31,648

	Over-the-Counter Options on Currency – 0.9%
605,000	EUR Put, expiring June 20, 2013 at 1.2985(f)(h)	13,939
1,600,000	EUR Put, expiring June 06, 2013 at 1.3010(f)(i)	36,502
630,000	JPY Call, expiring January 14, 2015 at 88.3000(f)(i)	24,544
315,000	JPY Call, expiring March 12, 2015 at 94.8000(f)(j)	23,530
1,575,000	JPY Put, expiring March 12, 2014 at 95.6000(f)(j)	56,857
2,365,000	JPY Put, expiring March 12, 2014 at 105(f)(j)	27,207
1,400,000	RUB Call, expiring October 15, 2013 at 31.5600(f)(j)	24,195
775,000	RUB Call, expiring April 23, 2013 at 32.2900(f)(k)	27,113

		233,887

	Total Purchased Options (Identified Cost $416,641)	267,825

Purchased Swaptions – 0.2%

	Interest Rate Swaptions – 0.2%
230,000,000	7-year Interest Rate Swap Call, expiring 2/08/2016, Pay 1.078%, Receive 6-month LIBOR(JPY)(l)(i)	33,478
190,000,000	10-year Interest Rate Swap Call, expiring 2/10/2014, Pay 1.01%, Receive 6-month LIBOR(JPY)(l)(m)	15,338

	Total Purchased Swaptions (Identified Cost $97,229)	48,816

Principal Amount (‡)
Short-Term Investments – 36.4%
1,762,000	Repurchase Agreement with State Street Bank and Trust Company, dated 3/28/2012 at 0.010% to be repurchased at $1,762,002 on 4/01/2013 collateralized by $1,800,000 Federal National Mortgage Association, 2.140% due 11/07/2022 valued at $1,800,842 including accrued interest(n)(g)	1,762,000
8,119	Repurchase Agreement with State Street Bank and Trust Company, dated 3/29/2012 at 0.010% to be repurchased at $8,119 on 4/01/2013 collateralized by $10,000 Federal National Mortgage Association, 2.080%, due 11/02/2022 valued at $10,007 including accrued interest(n)	8,119
3,797,038	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/28/2013 at 0.000% to be repurchased at $3,797,038 on 4/01/2013 collateralized by $3,865,000 U.S. Treasury Note, 0.375% due 6/15/2015 valued at $3,876,649 including accrued interest(n)	3,797,038
4,350,000	U.S. Treasury Bill, 0.106%, 9/19/2013(c)(g)(o)(p)	4,347,882

	Total Short-Term Investments (Identified Cost $9,914,977)	9,915,039

	Total Investments – 100.2% (Identified Cost $27,129,622)(a)	27,314,579
	Other assets less liabilities – (0.2)%	(53,437)

	Net Assets – 100.0%	$27,261,142

Contracts/Units of Currency/Notional Amount (††)	Description	Value (†)
Written Options – (0.3%)

	Options on Futures Contracts – (0.0%)
3	Light Sweet Crude Oil Put, expiring April 17, 2013 at 90(f)(g)	$(270)
4	Natural Gas Put, expiring April 25, 2013 at 3400(f)(g)	(120)

		(390)

	Over-the-Counter Options on Currency – (0.3%)
630,000	JPY Call, expiring January 14, 2015 at 84(f)(i)	(15,759)
315,000	JPY Call, expiring March 12, 2015 at 90(f)(j)	(15,496)
2,365,000	JPY Put, expiring March 12, 2014 at 101(f)(j)	(44,103)
1,400,000	RUB Call, expiring October 15, 2013 at 29.5000(f)(j)	(3,612)
775,000	RUB Call, expiring April 23, 2013 at 31.3500(f)(k)	(7,825)

		(86,795)

	Total Written Options (Premiums Received $123,955)	$(87,185)

Written Swaptions – (0.0%)

	Interest Rate Swaptions – (0.0%)
230,000,000	7-year Interest Rate Swap Call, expiring 2/08/2016, Pay 6-month LIBOR, Receive 1.828%, (JPY)(l)(i)	$(19,273)
190,000,000	10-year Interest Rate Swap Call, expiring 2/10/2014, Pay 6-month LIBOR, Receive 1.760%, (JPY)(l)(m)	(3,895)

	Total Written Swaptions (Premiums Received $43,966)	$(23,168)

Consolidation

The Fund invests in commodity-related derivatives through its investment in the Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2013, the value of the Fund’s investment in the Subsidiary was $3,844,370, representing 14.1% of the Fund’s net assets.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Senior loans are priced at bid prices supplied by an independent pricing service, if available.

Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Credit default swap agreements and options on interest rate swaps (“interest rate swaptions”) are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers.

Commodity index total return swaps are priced based on the closing price of the reference asset that is supplied by an independent pricing service, if available, or quotations obtained from a broker-dealer.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Other exchange-traded options are valued at the average of the closing bid and ask quotations.

Options on futures contracts are valued using the current settlement price.

Currency options are priced at the mid price (between the ask price and the bid price) supplied by an independent pricing service, if available.

Over-the-counter options contracts (including currency options not priced through an independent pricing service) are valued based on prices obtained from broker-dealers. These prices will be either the bid for a long transaction or the ask for a short transaction.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(††)	Options on futures are expressed as number of contracts. Options on securities are expressed as shares. Options on currency are expressed as units of currency. Interest rate swaptions are expressed as notional amount.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2013, the net unrealized appreciation on investments based on a cost of $27,130,647 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$592,284
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(408,352)

Net unrealized appreciation	$183,932

At December 31, 2012, the Fund had a short-term capital loss carryforward of $3,284,533 with no expiration date and a long-term capital loss carryforward of $256,137 with no expiration date. At December 31, 2012, late-year ordinary and post-October capital loss deferrals were $23,103. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate as of March 31, 2013 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements, options or interest rate swaptions.
(d)	Position is unsettled. Contract rate was not determined at March 31, 2013 and does not take effect until settlement date.

(e)	Non-income producing security.
(f)	The Fund and the Subsidiary may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

(g)	All or a portion of this security is held by Loomis Sayles Multi-Asset Real Return Cayman Fund, Ltd., a wholly-owned subsidiary.
(h)	Counterparty is UBS AG.
(i)	Counterparty is Citibank, N.A.
(j)	Counterparty is Credit Suisse AG.
(k)	Counterparty is Deutsche Bank AG.
(l)	The Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate.

When the Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When the Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written interest rate swaption, bears the risk of unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

(m)	Counterparty is Bank of America, N.A.
(n)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.
(o)	All or a portion of this security has been pledged as initial margin for open futures contracts.
(p)	Interest rate represents discount rate at time of purchase; not a coupon rate.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the value of Rule 144A holdings amounted to $4,794,975 or 17.6% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
RUB	New Russian Ruble
TRY	Turkish Lira

Swap Agreements

The Fund and the Subsidiary may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Credit default swaps are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as realized gain or loss when received or paid. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

At March 31, 2013, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Credit Suisse International	CDX.NA.HY Series 20, 5-Year	(5.00%)	6/20/2018	$2,000,000		$(60,000)	$(61,115)	$(1,115)	$(2,222)
JP Morgan Chase Bank, N.A.	Valero Energy Corp.	(1.00%)	3/20/2018	250,000		2,060	849	(1,211)	(83)
JP Morgan Chase Bank, N.A.	HJ Heinz Co.	(1.00%)	6/20/2018	500,000		30,601	15,869	(14,732)	(167)
Morgan Stanley Capital Services Inc.	France Telecom	(1.00%)	6/20/2017	500,000	*	13,437	261	(13,176)	(214)
Morgan Stanley Capital Services Inc.	State Bank of India	(1.00%)	12/20/2016	250,000		19,579	4,949	(14,630)	(83)
UBS AG	Japan Government	(1.00%)	6/20/2017	1,000,000		(1,501)	(16,306)	(14,805)	(333)
UBS AG	State of Israel	(1.00%)	9/20/2017	1,000,000		23,311	5,510	(17,801)	(333)

Total							$(49,983)	$(77,470)	$(3,435)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
*	Notional value denominated in euros.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	4/02/2013	Australian Dollar	265,000	$275,905	$3,888
Buy[2]	4/15/2013	Australian Dollar	250,000	260,054	2,628
Buy[2]	4/15/2013	Australian Dollar	260,000	270,456	(1,573)
Sell[1]	4/02/2013	Australian Dollar	265,000	275,905	(6,156)
Sell[2]	4/15/2013	Australian Dollar	120,000	124,826	(776)
Buy[1]	4/02/2013	British Pound	635,000	964,851	5,886
Buy[1]	4/02/2013	British Pound	260,000	395,057	—
Buy[1]	4/30/2013	British Pound	45,000	68,365	206
Sell[1]	4/02/2013	British Pound	895,000	1,359,908	(14,230)
Sell[1]	4/15/2013	British Pound	250,000	379,837	(7,443)
Sell[1]	4/30/2013	British Pound	180,000	273,460	(843)
Sell[1]	5/02/2013	British Pound	450,000	683,644	(3,586)
Buy[1]	4/18/2013	Canadian Dollar	630,000	619,945	3,346
Sell[1]	4/18/2013	Canadian Dollar	210,000	206,649	(2,501)
Buy[1]	4/08/2013	Euro	300,000	384,568	(6,800)
Buy[1]	4/26/2013	Euro	420,000	538,458	(6,877)
Sell[1]	4/08/2013	Euro	300,000	384,568	4,778
Sell[1]	4/22/2013	Euro	510,000	653,825	6,791
Sell[1]	4/25/2013	Euro	100,000	128,203	867
Sell[1]	4/26/2013	Euro	420,000	538,458	(1,610)
Sell[3]	4/30/2013	Euro	250,000	320,519	869
Buy[1]	2/04/2014	Indian Rupee	14,400,000	250,570	(4,750)
Sell[1]	2/04/2014	Indian Rupee	14,400,000	250,570	(4,333)
Buy[4]	4/19/2013	Japanese Yen	62,000,000	658,701	2,642
Sell[5]	4/12/2013	Japanese Yen	4,940,750	52,489	(798)
Sell[4]	4/19/2013	Japanese Yen	62,000,000	658,701	(8,415)
Buy[1]	4/15/2013	Mexican Peso	10,100,000	816,706	6,394
Sell[1]	4/15/2013	Mexican Peso	3,300,000	266,845	(2,706)
Buy[1]	4/22/2013	Russian Ruble	25,100,000	804,607	(9,007)
Sell[1]	4/11/2013	Russian Ruble	7,500,000	240,826	1,798
Sell[1]	4/22/2013	Russian Ruble	25,100,000	804,607	3,961
Buy[1]	4/08/2013	South African Rand	2,400,000	260,826	(3,281)
Sell[1]	4/08/2013	South African Rand	2,400,000	260,826	(1,159)

Total					$(42,790)

At March 31, 2013, the Fund had the following open forward foreign cross-currency contracts:

Settlement Date	Deliver/Units of Currency		Receive1/Units of Currency		Unrealized Appreciation (Depreciation)
4/30/2013	Euro	202,683	Polish Zloty	850,000	$595

[1]	Counterparty is Credit Suisse International.
[2]	Counterparty is UBS AG.
[3]	Counterparty is Bank of America, N.A.
[4]	Counterparty is Citibank, N.A.
[5]	Counterparty is Morgan Stanley Capital Services Inc.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2013, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Euro STOXX 50®	6/21/2013	43	$275,598	$(3,675)
Nikkei 225™	6/14/2013	2	263,452	15,162
S&P CNX Nifty Futures Index	4/25/2013	47	537,680	(188)

Total				$11,299

Commodity Futures[6]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil	11/13/2015	2	$194,040	$(4,425)
Copper High Grade	5/29/2013	4	340,200	(4,566)
Lead	4/17/2013	3	157,256	(17,138)
Nickel	4/17/2013	6	597,690	(51,764)
Nickel	6/19/2013	3	299,736	485
Palladium	6/26/2013	4	307,300	(780)

Total				$(78,188)

At March 31, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
CAC 40®	4/19/2013	9	$430,548	$(5,612)
Euro STOXX 50®	6/21/2013	13	425,600	(3,694)
10 Year U.S. Treasury Note	6/19/2013	44	5,807,312	(11,690)
30 Year U.S. Treasury Bond	6/19/2013	5	722,344	(1,806)

Total				$(22,802)

Commodity Futures[6]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Lead	4/17/2013	3	$157,256	$13,800
Natural Gas	4/26/2013	3	120,720	(2,292)
Nickel	4/17/2013	6	597,690	56,513
Nickel	6/19/2013	3	299,736	3,185

Total				$71,206

[6]	Commodity futures are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$57,338	$57,338
All Other Non-Convertible Bonds*	—	10,478,671	—	10,478,671

Total Non-Convertible Bonds	—	10,478,671	57,338	10,536,009

Convertible Bonds*	—	903,625	—	903,625

Total Bonds and Notes	—	11,382,296	57,338	11,439,634

Senior Loans*	—	1,288,071	—	1,288,071
Common Stocks*	2,994,320	—	—	2,994,320
Preferred Stocks*	279,018	—	—	279,018
Exchange Traded Funds	1,081,856	—	—	1,081,856
Purchased Options*	33,938	233,887	—	267,825
Purchased Swaptions*	—	48,816	—	48,816
Short-Term Investments	—	9,915,039	—	9,915,039

Total Investments	4,389,132	22,868,109	57,338	27,314,579

Forward Foreign Currency Contracts (unrealized appreciation)	—	44,649	—	44,649
Futures Contracts (unrealized appreciation)	89,145	—	—	89,145

Total	$4,478,277	$22,912,758	$57,338	$27,448,373

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(390)	$(86,795)	$—	$(87,185)
Written Swaptions*	—	(23,168)	—	(23,168)
Credit Default Swap Agreements (unrealized depreciation)	—	(77,470)	—	(77,470)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(86,844)	—	(86,844)
Futures Contracts (unrealized depreciation)	(107,630)	—	—	(107,630)

Total	$(108,020)	$(274,277)	$—	$(382,297)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2012 and/or March 31, 2013:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2013
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$—	$1,375	$—	$—	$55,963	$—	$57,338	$1,375

A debt security valued at $55,963 was transferred from Level 2 to Level 3 during the period ended March 31, 2013. At March 31, 2013, this security was valued using broker-dealer bid prices based upon inputs unobservable to the Fund as an independent pricing service was unable to price the security.

All transfers are recognized as of the beginning of the reporting period.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

The Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, currencies, and commodity linked instruments (through investments in the Subsidiary). The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of derivative instruments, including forward foreign currency, futures and option contracts, interest rate swaptions and swap agreements. During the period ended March 31, 2013, the Fund used forward foreign currency, futures and options contracts and credit default swap agreements to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the period ended March 31, 2013, the Fund engaged in futures contracts for hedging purposes and to manage duration and in interest rate swaptions for hedging purposes.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended March 31, 2013, the Fund engaged in forward foreign currency and option transactions for hedging purposes.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds they hold without having to sell the bonds. During the period ended March 31, 2013, the Fund engaged in credit default swap transactions as a protection buyer to hedge its credit exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended March 31, 2013, the Fund engaged in futures and option transactions for hedging purposes.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options, interest rate swaptions and swap agreements. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2013, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Credit Suisse International	$(54,031)	$—

Derivatives are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk with respect to forward foreign currency contracts, over-the-counter options, interest rate swaptions and swap agreements by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to these derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2013, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations, including securities held at or pledged to counterparties as initial/variation margin that could be subject to the terms of a final settlement in a bankruptcy court proceeding, is $994,478 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $749,559.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral for forward foreign currency contracts, over-the-counter options, interest rate swaptions and swap agreements is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the counterparties. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received or initial/variation margin pledged may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of March 31, 2013:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Purchased Options (at value)	$—	$233,887	$—	$31,648	$2,290
Purchased Swaptions (at value)	48,816	—	—	—	—
Forwards (unrealized appreciation)	—	44,649	—	—	—
Futures (unrealized appreciation)	—	—	—	15,162	73,983

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Written Options (at value)	$—	$(86,795)	$—	$—	$(390)
Written Swaptions (at value)	(23,168)	—	—	—	—
Forwards (unrealized depreciation)	—	(86,844)	—	—	—
Futures (unrealized depreciation)	(13,496)	—	—	(13,169)	(80,965)
Swaps (unrealized depreciation)	—	—	(77,470)	—	—

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Industry Summary at March 31, 2013 (Unaudited)

Banking	5.9%
Chemicals	4.5
Technology	4.1
Exchange Traded Funds	4.0
Independent Energy	3.8
Wireless	3.7
Metals & Mining	3.1
Life Insurance	3.1
Media Cable	2.8
Airlines	2.2
Other Investments, less than 2% each	26.6
Short-Term Investments	36.4

Total Investments	100.2
Other assets less liabilities (including open written options, written swaptions, swap agreements, forward foreign currency contracts and futures contracts)	(0.2)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of March 31, 2013 (Unaudited)

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes – 92.7% of Net Assets

Municipals – 92.7%

	Alaska – 2.4%
$400,000	Anchorage, GO, Schools, Refunding, Series B, (NATL-RE insured, FGIC insured), 5.000%, 9/01/2018	$480,796

	Arizona – 4.2%
300,000	Phoenix Civic Improvement, Corporate Excise Tax Revenue, Series A, 5.000%, 7/01/2024	360,453
400,000	Pima County Sewer System Revenue, Series A, 5.000%, 7/01/2022	486,492

		846,945

	California – 7.3%
400,000	Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, 4.000%, 4/01/2030	425,484
400,000	California State, GO, Various Purpose, Refunding, 4.000%, 9/01/2027	423,148
500,000	Kern High School District, GO, Refunding, 5.000%, 8/01/2023	616,730

		1,465,362

	Colorado – 9.6%
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	446,028
400,000	Denver City and County, Airport System Revenue, Series B, 5.000%, 11/15/2029	461,688
400,000	Douglas County School District #Re-1, GO, Refunding, (State Aid Withholding), 4.000%, 12/15/2020	466,444
450,000	University of Colorado Revenue, Refunding, Series B, 5.000%, 6/01/2019	548,266

		1,922,426

	Connecticut – 6.5%
375,000	Connecticut State Health & Educational Facility Authority Revenue, Yale-New Haven Hospital, Series N, 5.000%, 7/01/2024	451,725
375,000	State of Connecticut Special Tax Revenue, Second Lien, Transportation Infrastructure, Refunding, Series 1, 5.000%, 2/01/2016	420,292
400,000	State of Connecticut, GO, Series G, 4.000%, 10/15/2026	445,224

		1,317,241

	Florida – 6.1%
250,000	Florida State Board of Education, GO, Capital Outlay 2011, Refunding, Series B, 5.000%, 6/01/2015	275,005
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	477,704
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	481,704

		1,234,413

Principal Amount	Description	Value (†)
Municipals – continued

	Georgia – 3.0%
$500,000	Municipal Electric Authority of Georgia Revenue, Series B, 5.000%, 1/01/2021	$609,110

	Hawaii – 2.3%
400,000	Honolulu City and County, GO, Series B, 5.000%, 8/01/2016	456,900

	Illinois – 4.4%
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028	419,839
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	119,587
320,000	Illinois State Toll Highway Authority Revenue, Senior Priority, Series A, (AGM insured), 5.000%, 1/01/2017	353,389

		892,815

	Kentucky – 1.7%
275,000	Louisville & Jefferson County, Metropolitan Government Revenue, Jewish Hospital St. Mary’s Healthcare, Prerefunded 2/01/2018@100, 6.125%, 2/01/2037	343,764

	Massachusetts – 3.1%
400,000	Massachusetts School Building Authority Sales Tax Revenue, Prerefunded 8/15/2015@100, Series A, (AGM insured), 5.000%, 8/15/2017	443,900
150,000	Massachusetts State Development Finance Agency Revenue, Massachusetts College of Pharmacy Allied Health Science, Series F, 4.000%, 7/01/2018	169,409

		613,309

	Minnesota – 3.1%
250,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Refunding, 5.000%, 1/01/2017	286,460
300,000	Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Series 7-U, 5.000%, 4/01/2017	346,110

		632,570

	Missouri – 2.8%
500,000	Southeast Missouri State University Revenue, Series A, 5.000%, 4/01/2016	559,015

	New York – 4.1%
350,000	New York State Dormitory Authority Revenue, Cornell University, Series B, 5.000%, 7/01/2021	427,602
350,000	New York State Dormitory Authority Revenue, Mental Health Services Facility Improvements, (State Appropriation), 5.000%, 2/15/2017	404,842

		832,444

	North Carolina – 4.5%
400,000	North Carolina Eastern Municipal Power Agency Revenue, Refunding, Series A, 5.250%, 1/01/2020	467,036
375,000	Raleigh Durham Airport Authority Revenue, Refunding, Series A, 5.000%, 5/01/2024	439,177

		906,213

Principal Amount	Description	Value (†)
Municipals – continued

	Ohio – 6.7%
$400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021	$468,504
500,000	Ohio State Higher Educational Facility Commission Revenue, University of Dayton, 5.000%, 12/01/2030	569,805
270,000	State of Ohio Hospital Facilities Revenue, Cleveland Clinic Health System, Refunding, Series A, 5.000%, 1/01/2018	317,450

		1,355,759

	Pennsylvania – 6.0%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	399,055
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	305,705
450,000	Philadelphia Airport Revenue, Refunding, Series D, AMT, 5.000%, 6/15/2016	501,863

		1,206,623

	Texas – 7.0%
400,000	Frisco Independent School District, GO, School Building, Refunding, Series B, (PSF-GTD), 5.000%, 8/15/2020	497,604
400,000	Garland, GO, Refunding, (AGM insured), 5.000%, 2/15/2016	449,212
400,000	Pasadena Independent School District, GO, Refunding, Series D, (PSF-GTD), 4.000%, 2/15/2019	462,524

		1,409,340

	Utah – 1.5%
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	297,903

	Virginia – 3.0%
500,000	Virginia State Public Building Authority Facility Revenue, Series A, 5.000%, 8/01/2018	600,055

	Washington – 3.4%
360,000	Energy Northwest Electric Revenue, Columbia Generating Station, Series D, 5.000%, 7/01/2029	422,816
250,000	Spokane County, GO, Limited Tax, Refunding, 4.000%, 12/01/2014	265,315

		688,131

	Total Bonds and Notes (Identified Cost $18,912,556)	18,671,134

Short-Term Investments – 6.6%
1,323,453	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/28/2013 at 0.000% to be repurchased at $1,323,453 on 4/01/2013 collateralized by $1,355,000 U.S. Treasury Note, 0.250% due 9/15/2015 valued at $1,353,306 including accrued interest(b) (Identified Cost $1,323,453)	1,323,453

	Description	Value (†)
	Total Investments – 99.3% (Identified Cost $20,236,009)(a)	$19,994,587
	Other assets less liabilities – 0.7%	147,788

	Net Assets – 100.0%	$20,142,375

(†)	Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid prices may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2013, the net unrealized depreciation on investments based on a cost of $20,236,009 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$22,613
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(264,035)

Net unrealized depreciation	$(241,422)

(b)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corporation
PSF-GTD	Permanent School Fund Guarantee Program

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$18,671,134	$—	$18,671,134
Short-Term Investments	—	1,323,453	—	1,323,453

Total	$—	$19,994,587	$—	$19,994,587

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

Holdings Summary at March 31, 2013 (Unaudited)
Higher Education	17.9%
General Obligation	13.9
Medical	11.8
School District	10.1
Power	9.8
Transportation	9.3
Airport	8.4
General	6.9
Water	2.4
Education	2.2
Short-Term Investments	6.6

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of March 31, 2013 (Unaudited)

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks – 97.0% of Net Assets

	Aerospace & Defense – 1.1%
43,300	B/E Aerospace, Inc.(b)	$2,610,557

	Auto Components – 2.4%
83,275	Delphi Automotive PLC	3,697,410
55,250	Tenneco, Inc.(b)	2,171,878

		5,869,288

	Biotechnology – 1.2%
247,375	Elan Corp. PLC, Sponsored ADR(b)	2,919,025

	Capital Markets – 1.3%
113,375	SEI Investments Co.	3,270,869

	Chemicals – 4.0%
29,275	Airgas, Inc.	2,902,909
52,350	FMC Corp.	2,985,520
61,025	Rockwood Holdings, Inc.	3,993,476

		9,881,905

	Commercial Banks – 8.0%
79,575	CIT Group, Inc.(b)	3,459,921
261,375	Fifth Third Bancorp	4,263,026
462,175	First Niagara Financial Group, Inc.	4,094,871
639,050	Huntington Bancshares, Inc.	4,722,579
373,950	Regions Financial Corp.	3,062,651

		19,603,048

	Commercial Services & Supplies – 0.7%
89,875	KAR Auction Services, Inc.	1,800,196

	Computers & Peripherals – 1.9%
166,975	NCR Corp.(b)	4,601,831

	Construction & Engineering – 1.3%
112,550	Quanta Services, Inc.(b)	3,216,679

	Containers & Packaging – 3.5%
131,925	Crown Holdings, Inc.(b)	5,489,399
66,800	Packaging Corp. of America	2,997,316

		8,486,715

	Distributors – 0.7%
78,750	LKQ Corp.(b)	1,713,600

	Energy Equipment & Services – 3.2%
64,325	Helmerich & Payne, Inc.	3,904,527
153,775	Superior Energy Services, Inc.(b)	3,993,537

		7,898,064

	Food Products – 1.8%
62,675	Ingredion, Inc.	4,532,656

Shares	Description	Value (†)
Common Stocks – continued

	Health Care Providers & Services – 2.2%
134,000	HCA Holdings, Inc.	$5,444,420

	Health Care Technology – 1.2%
224,700	Allscripts Healthcare Solutions, Inc.(b)	3,053,673

	Household Durables – 4.1%
69,275	Harman International Industries, Inc.	3,091,743
99,563	Jarden Corp.(b)	4,266,253
66,375	Lennar Corp., Class A	2,753,235

		10,111,231

	Household Products – 1.0%
43,300	Spectrum Brands Holdings, Inc.	2,450,347

	Insurance – 9.6%
92,775	Endurance Specialty Holdings Ltd.	4,435,573
197,900	Hartford Financial Services Group, Inc. (The)	5,105,820
80,400	Reinsurance Group of America, Inc., Class A	4,797,468
105,125	Validus Holdings Ltd.	3,928,521
174,400	XL Group PLC	5,284,320

		23,551,702

	IT Services – 5.6%
144,300	Broadridge Financial Solutions, Inc.	3,584,412
44,125	Fiserv, Inc.(b)	3,875,498
78,750	Global Payments, Inc.	3,910,725
31,075	MAXIMUS, Inc.	2,485,068

		13,855,703

	Machinery – 6.6%
75,850	AGCO Corp.	3,953,302
14,850	Flowserve Corp.	2,490,494
102,250	Navistar International Corp.(b)	3,534,782
59,775	Pentair Ltd. (Registered)	3,153,131
37,525	Snap-on, Inc.	3,103,318

		16,235,027

	Media – 1.8%
56,075	CBS Corp., Class B	2,618,142
22,900	Discovery Communications, Inc., Class A(b)	1,803,146

		4,421,288

	Metals & Mining – 3.3%
75,025	Carpenter Technology Corp.	3,697,982
61,025	Reliance Steel & Aluminum Co.	4,343,149

		8,041,131

	Oil, Gas & Consumable Fuels – 3.2%
33,800	Noble Energy, Inc.	3,909,308
30,925	Pioneer Natural Resources Co.	3,842,431

		7,751,739

	Personal Products – 1.0%
61,275	Elizabeth Arden, Inc.(b)	2,466,319

Shares	Description	Value (†)
Common Stocks – continued

	Pharmaceuticals – 3.1%
57,336	Valeant Pharmaceuticals International, Inc.(b)	$4,301,347
244,475	Warner Chilcott PLC, Class A	3,312,636

		7,613,983

	Professional Services – 2.0%
72,550	Towers Watson & Co., Class A	5,029,166

	Road & Rail – 1.9%
50,450	Con-way, Inc.	1,776,345
125,750	Hertz Global Holdings, Inc.(b)	2,799,195

		4,575,540

	Semiconductors & Semiconductor Equipment – 3.0%
83,275	Avago Technologies Ltd.	2,991,238
196,650	Skyworks Solutions, Inc.(b)	4,332,200

		7,323,438

	Software – 7.9%
59,775	BMC Software, Inc.(b)	2,769,376
52,350	Check Point Software Technologies Ltd.(b)	2,459,926
25,150	Intuit, Inc.	1,651,098
202,425	Nuance Communications, Inc.(b)	4,084,936
214,375	Rovi Corp.(b)	4,589,769
68,450	Solera Holdings, Inc.	3,992,688

		19,547,793

	Specialty Retail – 4.7%
98,525	GNC Holdings, Inc., Class A	3,870,062
91,950	Rent-A-Center, Inc.	3,396,633
64,725	Signet Jewelers Ltd.	4,336,575

		11,603,270

	Trading Companies & Distributors – 3.7%
87,400	United Rentals, Inc.(b)	4,804,378
59,375	WESCO International, Inc.(b)	4,311,219

		9,115,597

	Total Common Stocks (Identified Cost $198,556,249)	238,595,800

Closed End Investment Companies – 1.4%
188,425	Ares Capital Corp. (Identified Cost $2,919,928)	3,410,493

Principal Amount
Short-Term Investments – 2.1%
$5,209,120	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/28/2013 at 0.000% to be repurchased at $5,209,120 on 4/01/2013 collateralized by $5,320,000 U.S Treasury Note, 0.250% due 9/15/2015 valued at $5,313,350 including accrued interest(c) (Identified Cost $5,209,120)	5,209,120

Description	Value (†)
Total Investments – 100.5% (Identified Cost $206,685,297)(a)	$247,215,413
Other assets less liabilities – (0.5)%	(1,208,382)

Net Assets – 100.0%	$246,007,031

(†)	Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid prices may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2013, the net unrealized appreciation on investments based on a cost of $206,685,297 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$42,824,518
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,294,402)

Net unrealized appreciation	$40,530,116

(b)	Non-income producing security.
(c)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$238,595,800	$—	$—	$238,595,800
Closed End Investment Companies	3,410,493	—	—	3,410,493
Short-Term Investments	—	5,209,120	—	5,209,120

Total	$242,006,293	$5,209,120	$—	$247,215,413

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

Industry Summary at March 31, 2013 (Unaudited)
Insurance	9.6%
Commercial Banks	8.0
Software	7.9
Machinery	6.6
IT Services	5.6
Specialty Retail	4.7
Household Durables	4.1
Chemicals	4.0
Trading Companies & Distributors	3.7
Containers & Packaging	3.5
Metals & Mining	3.3
Energy Equipment & Services	3.2
Oil, Gas & Consumable Fuels	3.2
Pharmaceuticals	3.1
Semiconductors & Semiconductor Equipment	3.0
Auto Components	2.4
Health Care Providers & Services	2.2
Professional Services	2.0
Other Investments, less than 2% each	18.3
Short-Term Investments	2.1

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

ITEM 2.	CONTROLS AND PROCEDURES.

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS

(a)(1)	Certification for the Principal Executive Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

(a)(2)	Certification for the Principal Financial Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	May 22, 2013

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	May 22, 2013